                                                             Exhibit 10.13

Certain information in this exhibit has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                               NETWORK COMPUTER, INC.
                               OEM LICENSE AGREEMENT

       This OEM License Agreement ("AGREEMENT") is entered into by and between Network Computer, Inc., a Delaware corporation, with principal offices at 1000 Bridge Parkway, Redwood Shores, CA 94065 ("NCI"), and Wind River Systems, Inc., a Delaware corporation, with principal offices at 1010 Atlantic Avenue, Alameda, California 94501 ("LICENSEE").

                                      RECITAL

       The Licensee desires to license from NCI, and NCI desires to license to the Licensee, the right to access and modify the source code version of NCI's customized Internet consumer software and duplicate, distribute and sublicense the object code versions of such modified source code bundled with certain Licensee Products (defined below), and, subject to the restrictions described herein, certain specified source code, in all cases in accordance with the terms and conditions of this Agreement.

                                     AGREEMENT

1.     DEFINITIONS

       For purposes of this Agreement, the following terms shall have the following meanings:

              1.1 "ATTACHMENT(S)" means the attachments to this Agreement which are attached hereto and incorporated herein:

                     1.1.1 Attachment A (Product(s) and Trademark Description) which sets forth a description of the NCI Product and NCI Trademarks licensed hereunder; provided, however, that NCI may add or delete NCI Trademarks from Attachment A from time to time upon thirty (30) days notice.

                     1.1.2 Attachment B (Licensee Product, Licensee Trademarks, Pricing and Payment Schedules, Territory and Optional Products/Modules) which sets forth a description of the Licensee Product with which the NCI Product will be bundled, the Licensee Trademarks licensed hereunder, the NCI Product pricing and payment schedule, the Territory in which Licensee may distribute the NCI Product pursuant to the terms and conditions hereof, and any Optional Products/Modules that may be included in the NCI Product subject to mutually agreeable terms and availability.

                     1.1.3 Attachment C (OEM Maintenance and Technical Support) which sets forth NCI's and Licensee's respective maintenance and technical support obligations.

                     1.1.5 Attachment D (User Interface and Branding Requirements for Directed Browsing) which sets forth Licensee's obligations regarding use and inclusion of the NCI logo set forth on Attachment A hereto ("NCI Logo") as part of the user interface for Directed Browsing applications used with the Bundled Product.

                     NCI and Licensee may amend Attachments B and E to this Agreement from time to time, in accordance with the provisions of Section
14.2 below, to include additional NCI Products or Licensee Products hereunder, and to specify the relevant terms and conditions with respect to such additional NCI Products or Licensee Products. Unless the parties clearly specify to the contrary, no such amendment shall have the effect of modifying, terminating or superseding the relevant terms and conditions regarding any other NCI Product or Licensee Product hereunder.

              1.2. "DERIVATIVE WORK(S)" means a revision, modification, translation, abridgment, condensation, or expansion of the NCI Product, NCI Source Code or End User Documentation, as applicable, or any form in which the NCI Product, NCI Source Code or End User Documentation, as applicable may be recast, transferred, or adapted, which, if prepared without the consent of NCI, would be a copyright infringement.

              1.3. "DISTRIBUTOR" means any third party appointed by Licensee pursuant to this Agreement to distribute the Bundled Product to subdistributors, Customers or End Users in accordance with the terms hereof.

              1.4.   "EFFECTIVE DATE" means December __, 1997.

              1.5. "END USER" means any third party which buys or otherwise acquires the right to use a product which contains the Bundled Product for its own use and not for further distribution.

              1.6. "LICENSEE PRODUCT" means the specific product or service offered by Licensee and described on Attachment B hereto that may be bundled with the NCI Product. As used in this Agreement, the term Licensee Product shall include any new release or new version of the Licensee Product.

              1.7 "DIRECTED BROWSING" means that use specified in Attachment A hereto. Directed Browsing includes the Embedded Graphics Usage.

              1.8 "EMBEDDED GRAPHICS USAGE" means that use specified in Attachment A hereto.

              1.9 "BUNDLED PRODUCT" means one or more products developed by Licensee that consists of the Licensee Product and any portion of the NCI Product, provided that use of the NCI Product as incorporated in the Bundled Product is limited to either Directed Browsing or Embedded Graphics Usage.

              1.10 "LICENSEE TRADEMARKS" shall include all Licensee trademarks, logos and designs specified in Attachment B hereto as may be amended from time to time upon Licensee's written notice to NCI.

              1.11. "MAJOR AND MINOR UPDATES" mean updates, if any, to the NCI Product. Major Updates involve additions of substantial functionality while Minor Updates do not. Major Updates are designated by a change in the number to the left of the decimal point of the product release number appearing after the product name, while Minor Updates are designated by a change in such number to the right of the decimal point. NCI is the sole determiner of the availability and designation of an Update as a Major or Minor Update. Major Updates exclude software releases which are reasonably designated by NCI as new products. Where used herein "UPDATES" shall mean Major Updates and Minor Updates.

              1.12. "PREPAID LICENSE FEE" means the non-refundable, non-cancelable licensee fee set forth in Attachment B hereto.

              1.13. "PROGRAM ERRORS" means one or more reproducible deviations in the NCI Product from the End User Documentation.

              1.14. "ROYALTY" means the royalty set forth in Attachment B hereto payable upon licensing or distribution of Bundled Product.

              1.15. "SERVICE FEE" means the non-refundable prepaid fees set forth in Attachment B hereto, which constitute consideration from Licensee to NCI for the maintenance and technical support services prescribed in Attachment C.

              1.16. "TERRITORY" means the geographic area set forth in Attachment B.

              1.17. "NCI PRODUCT" means the object code version (expressly excluding the NCI Source Code, as defined below) of NCI's proprietary software as further described on Attachment A, any Updates thereto as may be provided by NCI to Licensee pursuant to this Agreement, and any Derivative Works thereof made by or on behalf of Licensee. The NCI Product expressly excludes the NCI Source Code and the Excluded Components (each as defined below).

              1.18 "NCI SOURCE CODE" means the mnemonic, high level, commented version of the NCI Product in human readable form written in a source programming language.

              1.19. "NCI TRADEMARKS" means any and all NCI trademarks, the NCI logos and designs specified in Attachment A hereto as may be amended from time to time upon NCI's written notice to Licensee.

              1.20. "OPTIONAL PRODUCTS/MODULES" means third party modules that NCI desire to include in the NCI Product, subject to availability of source code from the third party licensor, which are set forth on Attachment B, as may be amended from time to time.

              1.21. "EXCLUDED COMPONENTS" means the NCI source and object code for television display, including color correction, anti-flicker, TVBar, "TV:", and PopTV technology.

              1.22. "SPECIFIED PARTIES" means the parties set forth on Attachment B.

              1.23. "REFERENCE PLATFORM" means the NCI NT 150 x 86 based set top box configured to display on a VGA monitor and any other versions as amended by NCI from time to time by written notice to Licensee.

              1.24. "REFERENCE IMPLEMENTATION" means the object code version of the NCI Source Code as compiled by NCI for execution on the Reference Platform.

              1.25. "INVENTIONS" means any ideas, concepts, inventions, procedures, techniques or processes devised by Licensee in the course of Licensee's exercise of its rights described in Section 2, which is based upon or derivative of the NCI Source Code, Distributable Source or the NCI Product.

              1.26. "CUSTOMER" means an entity that enters into a license agreement with Licensee (directly or through a Distributor or subdistributor) pursuant to which the Customer obtains a right to sell products containing the Bundled Product to End Users.

              1.27. "END USER DOCUMENTATION" means the documents and written material or portions thereof, which are distributed generally by NCI to the Licensee for delivery to End Users and Customers with the Bundled Product(s), as may be updated by NCI from time to time.

              1.28. "DISTRIBUTABLE SOURCE" means the SDK Source Headers (as defined below) and the source code for the Windows Manager, the 2D Graphics Library, and the UI Widget Library components of the NCI Source Code for Embedded Graphics Usage.

              1.29. "SDK SOURCE HEADERS" means the source header files listed on Attachment A hereto.

2.     GRANT OF LICENSES AND RIGHTS

       2.1.   LICENSES.

              2.1.1 LICENSE. Subject to all the terms and conditions of this Agreement, NCI hereby grants and Licensee hereby accepts:

              (i) a paid-up, non-exclusive, perpetual, irrevocable (except as provided in Section 13), non-transferable, non-assignable right and license to use the NCI Source Code and the Excluded Components solely in accordance with the restrictions below and solely to (a) modify the NCI Source Code to create Bundled Product; (b) compile the NCI Source Code to create Bundled Product; (c) maintain Bundled Product and support Customers and End Users; (d) test the NCI Source Code; and (e) train the Designated EGU Employees and Designated DB Employees (as defined below):

                     (1) the NCI Source Code for Embedded Graphics Usage shall only be used on a secure source code management system, accessible only by Licensee's employees who require access to such NCI Source Code for Embedded Graphics Usage in order for Licensee to exercise the rights granted to Licensee under this Agreement pertaining to Embedded Graphics Usage (the "Designated EGU Employees"); and

                     (2) the NCI Source Code for Directed Browsing and the Excluded Components shall only be used on a secure source code management system, accessible by no more than fifty (50) Licensee employees who require access to such NCI Source Code for Directed Browsing and Excluded Components in order for Licensee to exercise the rights granted to Licensee under this Agreement pertaining to Directed Browsing (the "Designated DB Employees"); provided, however, that, in the event that Licensee reasonably requires the right to designate more than fifty (50) Designated DB Employees, the parties will negotiate in good faith an increase in the foregoing number;

              (ii) a paid-up, non-exclusive, perpetual, irrevocable (except as provided in Section 13), non-transferable, non-assignable right and license to reproduce, and have reproduced, the NCI Product as incorporated into the Bundled Product;

              (iii) a non-exclusive, perpetual, irrevocable (except as provided in Section 13), non-transferable, non-assignable right and license, subject to payment of the Royalties hereunder, to distribute (directly or indirectly through Distributors) and sublicense (via Distributor Agreements) the NCI Product and Distributable Source, solely as incorporated in the Bundled Product, to Customers and Distributors, and to distribute (directly or indirectly through Distributors) and sublicense the NCI Product and Distributable Source, solely as incorporated in the Bundled Product, to End Users, in the Territory and solely for Directed Browsing or Embedded Graphics Usage. Licensee is expressly prohibited from (a) any marketing and/or distribution of the NCI Product and any portion thereof unless each copy of the NCI Product is incorporated into Bundled Product (b) distributing the Bundled Product outside the Territory, and (c) distributing the Bundled Product for any use other than Directed Browsing or Embedded Graphics Usage. In addition to any of the restrictions contained herein, any distribution and/or sublicense of the Distributable Source by Licensee shall be subject to the same terms, conditions, and restrictions that Licensee uses when Licensee distributes and/or licenses its own confidential, proprietary source code.

              Licensee shall not distribute the NCI Source Code (except the Distributable Source) in any way or on any media whatsoever. This license is non-exclusive. Subject to Licensee's rights pursuant to the immediately following sentence, nothing in this Agreement shall be construed as limiting in any manner NCI's marketing and distribution activities or its appointment of other dealers, distributors, licensees or agents in the Territory. Licensee shall have the exclusive right to sublicense to the Specified Parties the Derivative Works made by Licensee and NCI shall grant no license or sublicense directly or indirectly to such Specified Parties. In the event NCI includes Derivative Works into the NCI Product, the restriction in the immediately foregoing sentence on NCI's right to license or sublicense such Derivative Works shall not apply. NCI will in no event use such Derivative Works to build a competitive embedded real-time operating system.

              Notwithstanding anything else in this Agreement or the attachments and exhibits hereto, Licensee hereby agrees that it shall not modify the NCI Source Code or the Distributable Source for use with any device that utilizes a television display (e.g. a display that is commonly referred to as a television, or supports television formats such as NTSC, PAL, SECAM, HDTV formats, or other new formats derived therefrom) ("TV Device") and Licensee will not distribute, and shall restrict Distributors and Customers from distributing, the Bundled Product in any way such that they could be used in conjunction with any TV Device. The immediately preceding sentence shall not apply to Embedded Graphics Usage.

              Licensee shall not and shall not permit any Distributor or Customer to distribute the NCI Product and/or the Bundled Product in conjunction with or as part of a personal computer or any successor product to the multipurpose personal computer (including those that function as servers) or business network computer. Except for the Javascript component of the Embedded Graphics Usage, the immediately preceding sentence shall not apply to Embedded Graphics Usage. (For clarification, Licensee is permitted to distribute the Bundled Product incorporating Embedded Graphics Usage in conjunction with Licensee Product, IXWorks, on an ancillary processor which does not use the primary personal computer or network computer display.) Licensee shall have the right to use the Excluded Components internally solely for development and internal training purposes. Licensee shall have no right to distribute the Excluded Components as part of the NCI Product.

              Notwithstanding anything to the contrary herein, except as subject to an assignment pursuant to Section 14.3 hereof, Licensee shall have no right to distribute or sublicense (directly or indirectly) any Bundled Product allowing Directed Browsing or incorporating any component of Directed Browsing (other than Embedded Graphics Usage components in object code form only), or distribute or sublicense the NCI Source Code or the Distributable Source in any way, to the following entities: [***] (or any other name under which such division operates).

[***] CONFIDENTIAL TREATMENT REQUESTED

              2.1.2 DISTRIBUTORS AND CUSTOMERS. Subject to the terms and conditions of this Agreement, Licensee shall be entitled to appoint Distributors to distribute directly to Customers and End Users, and shall be entitled to appoint Customers to distribute directly to End Users, the Bundled Product and End User Documentation in the Territory solely for Directed Browsing or Embedded Graphics Usage. Licensee shall not be entitled to grant to any Distributor or Customer the right to reproduce all or any portion of the NCI Product and End User Documentation or to sublicense or distribute the Bundled Product and End User Documentation other then as permitted hereby. Distributors may appoint subdistributors and Customers only through written agreements that meet the requirements of Section 3.3.2 and that otherwise ensure compliance with the terms of this Agreement and such subdistributor shall be deemed a Distributor for the purposes of this Agreement.

              2.1.3 LICENSE RESTRICTIONS. Licensee agrees not to copy (except as expressly permitted herein), modify, translate, decompile, reverse engineer, disassemble, or otherwise determine or attempt to determine source code (or the underlying ideas, algorithms, structure or organization) from any portion of the NCI Product that was provided to Licensee only in object code form and not in source code form. Licensee shall restrict, by its agreements, all third parties, including, without limitation, Distributors and Customers, from copying (except as expressly permitted herein), modifying, translating, decompiling, reverse engineering, disassembling, or otherwise determining or attempting to determine source code (or the underlying ideas, algorithms, structure or organization) from any portion of the NCI Product, except to the extent such third party rightfully received Distributable Source.

              2.1.4  LICENSES DEPENDENT ON BUNDLING.  The licenses granted in
Section 2.1.1 are conditional upon marketing and bundling each NCI Product as required therein only in conjunction with the specific Licensee Product and only in the Territory. If Licensee fails to so bundle the NCI Product, or Licensee or any Distributor or Customer markets or distributes the NCI Product or Bundled Product outside of the Territory, the licenses granted herein may be terminated in accordance with the provisions set forth in
Section 13. For the purposes of this Agreement, the terms "bundle", "bundled" or "bundling" shall mean that the NCI Product is either (i) packaged together and licensed concurrently with Licensee Product as an integrated component of a Bundled Product or (ii) licensed separately to existing licensees of the Licensee Product but solely for use with previously licensed units of Licensee Product (e.g., updates to existing Licensee Product to add Directed Browsing or Embedded Graphics Usage capabilities).

              2.1.5 THIRD PARTY LICENSE. If all or any part of the NCI Product or Updates delivered by NCI to Licensee has been licensed to NCI by a third party software developer or supplier then, notwithstanding anything to the contrary contained in this Agreement, Licensee is granted a sublicense to the third party software that vests in Licensee the same rights (to the extent licensed under Section 2.1.1 hereof), and subjects Licensee to the same restrictions, as NCI, to the extent such restrictions are described in Attachment B as amended from time to time upon written notice to Licensee, provided the terms of such amendments are commercially reasonable. All licenses granted by NCI under this Agreement are subject to compliance by Licensee with any applicable license restrictions, payment by Licensee to NCI of royalties or other fees set forth on Attachment B hereto. In addition, NCI reserves the right to substitute any third party software in the NCI Product so long as the new third party software does not materially affect the functionality of the NCI Product. NCI will deliver to Licensee sixty (60) days notice of such substituted third party software. A list of third party code in the NCI Product or Updates and applicable royalties or other fees, required consents with respect thereto, and applicable restrictions are set forth in Attachment B hereto (as amended from time to time by NCI to reflect additional third party code added to or deleted from the NCI Product or included in any Update).

       2.2. EXPORT. Licensee shall comply fully with all then-current laws, rules and regulations (as promulgated from time to time) relating to the export of technical data, including, but not limited to the U.S. Foreign Corrupt Practices Act and any regulations of the United States Office of Export Administration and other applicable governmental agencies including any applicable foreign agencies. Licensee acknowledges that, if security technology is embedded in the NCI Product, Distributable Source or the Bundled Product, export of such software from the U.S. or import to other destination countries may not be legal or may be subject to license requirements. As appropriate, Licensee shall conspicuously mark all packaging containing any NCI Product or Distributable Source or component thereof that is not exportable with a "Not For Export" notice. NCI agrees to cooperate in providing information reasonably requested by Licensee as necessary to obtain any required licenses and approvals.

              Unless Licensee receives the prior, written consent of NCI, Licensee shall not allow access to any source code provided by NCI under this Agreement (including any attachment or addenda hereto) to any individual who is not a citizen or resident alien of the United States. Any breach of this provision shall be deemed a material breach of this Agreement.

       2.3. EUROPEAN COMMUNITY. In the event that any provision of this Agreement prohibits any activity of Licensee, any Distributor or any Customer in violation of Article 6 of the Council Directive of 14 May 1991 on the legal protection of computer programs, and implementing legislation thereunder (the "Directive"), then, such activity shall be permitted solely to the extent, if any, that such activity is (i) subject to the jurisdiction of a Member State of the European Community and (ii) expressly permitted by the Directive.

       2.4. END USER DOCUMENTATION LICENSE. Subject to the terms and conditions of this Agreement, NCI hereby grants and Licensee hereby accepts a non-exclusive, non-transferable, non-assignable right and license to use, modify, and reproduce the End User Documentation, and to distribute to End Users and Customers by sublicense the End User Documentation directly or indirectly through Distributors or Customers, solely in conjunction with the Bundled Product(s).

3.     MARKETING AND DISTRIBUTION

       3.1. NON-EXCLUSIVITY. Licensee understands that NCI may enter into arrangements similar to this Agreement with third parties.

       3.2. PUBLIC ANNOUNCEMENTS AND PROMOTIONAL MATERIALS. NCI and Licensee shall cooperate with each other so that each party may issue a press release concerning this Agreement within thirty (30) calendar days following the Effective Date; provided, that each party approve any such press release prior to its release. Such press release shall include a quote attributable to an executive officer of each party. NCI shall cooperate with Licensee in its development of the initial marketing and sales materials used to promote the distribution of the Bundled Product.

       3.3.   TERMS RELATING TO DISTRIBUTION.

              3.3.1 GOVERNMENT AGENCY RESTRICTIONS. Licensee agrees to comply with and shall require its Distributors and Customers to comply with all applicable laws, rules and regulations to preclude the acquisition of unlimited rights to technical data, software, and End User Documentation provided with the NCI Product and Distributable Source to a governmental agency, and ensure the inclusion of the appropriate "Restricted Rights" or "Limited Rights" notices required by the U.S. Government agencies or other applicable agencies.

              3.3.2 DISTRIBUTOR AGREEMENTS. Prior to the distribution of any Bundled Product, Distributable Source, or End User Documentation to a Distributor or Customer, Licensee shall enter into (or shall have already entered into) an enforceable written agreement with such Distributor or Customer ("Distributor Agreement") that (i) is sufficient to ensure that such Distributor or Customer is required to comply with the relevant terms of this Agreement, (ii) requires each Distributor to enter into a Distributor Agreement with any subdistributor prior to granting such subdistributor any rights with respect to the Bundled Product. Licensee shall use commercially reasonable efforts include in any Distributor Agreements with a Distributor entered into on or after the Effective Date a provision that expressly names NCI as an intended third party beneficiary with the right to rely on and to directly enforce the terms thereof. Without limiting the generality of the foregoing, each Distributor Agreement shall include terms no less restrictive than those contained in Sections 2.1.2, 2.1.3, 2.1.4, 2.1.5, 2.2, 2.3, 2.4,
3.3, 3.4, 4.3, 4.4, 7.1, 7.2.1 and 8.1 of this Agreement. Prior to enforcing its rights under a Distributor Agreement as a third party beneficiary, NCI will provide fifteen (15) days notice to Licensee of the Distributor's non-compliance and NCI's intended action. If such non-compliance by the Distributor is not cured within fifteen (15) days of NCI's notice to Licensee, NCI shall be entitled to enforce its rights directly against the Distributor.

              3.3.3 SUGGESTED MODIFICATIONS. Licensee agrees to keep NCI informed as to any problems encountered with NCI Product and Distributable Source and any resolutions arrived at for those problems, and to communicate promptly to NCI any and all modifications, or improvements of the NCI Product or Distributable Source suggested by any End User, Distributor, Customer, employee or agent, to the extent that Licensee is permitted under the law and is not required to pay such third party(ies) any payment of consideration with respect thereto. Licensee further agrees that NCI shall have any and all right, title and interest in and to any such submitted suggested modifications or improvements to the NCI Product and Distributable Source.

              3.3.4 GENERAL OBLIGATIONS AND RESTRICTIONS REGARDING DISTRIBUTION. Licensee shall use its best efforts, which shall in no event require Licensee to make any unreasonable efforts, to successfully market and distribute the Bundled Product in the Territory during the term of this Agreement. Licensee shall not develop during the term hereof any product that, in NCI's reasonable discretion, competes with the NCI Product as it exists on the date NCI delivers the Deliverables to Licensee. The parties shall participate in mutually agreeable joint marketing programs for the Bundled Product.

       3.4. ENFORCEMENT OF ANCILLARY AGREEMENTS. Licensee shall use best efforts, which shall in no event require Licensee to make any unreasonable efforts, to enforce each Distributor Agreement, and shall require each Distributor and Customer to, use commercially reasonable efforts to enforce each Distributor Agreement to which it is a party, in each case, with at least the same degree of diligence used in enforcing similar agreements governing others, which in any event shall be that sufficient to adequately enforce such agreements. Licensee shall, and shall require each Distributor and Customer to, use commercially reasonable efforts to protect NCI's copyright and trademark rights, and Licensee shall notify NCI, and shall require each Distributor and Customer to notify Licensee, of any breach of a material obligation under a Distributor Agreement affecting the NCI Product, Distributable Source or End User Documentation. In addition, Licensee will reasonably cooperate with NCI in any legal action to prevent or stop unauthorized use, reproduction or distribution of the Bundled Product or End User Documentation, and NCI shall pay all of Licensee's reasonable out-of-pocket expenses with respect thereto.

       3.5 INVENTIONS. All Inventions are and shall remain the sole and exclusive property of Licensee. Licensee agrees to disclose such Inventions to NCI and shall grant to NCI a royalty-free, perpetual, paid-up, worldwide, non-exclusive, sublicenseable (except with respect to the Specified Parties) license to such Inventions, under all of Licensee's intellectual property rights, including, without limitation, patent rights, copyrights, and trade secret rights, to use, modify, distribute, make, have made, and sell NCI products. Any such disclosure shall be considered Confidential Information under Section 8.

4.     FEES AND PAYMENT

       4.1.   ROYALTY, ENGINEERING AND SERVICE FEES.

              4.1.1 In accordance with the terms set forth in Attachment B hereto, Licensee shall pay to NCI the non-refundable, noncancelable Prepaid License Fee, License Fee and Engineering Fees. In addition, Licensee shall pay to NCI, in accordance with the terms of this Agreement, a Royalty in the amount set forth in Attachment B. Licensee shall pay NCI any Royalties accrued hereunder during each quarter within twenty-eight (28) days following the end of such quarter and each such payment shall be accompanied by a quarterly report as described in Section 4.3 below. For the purposes of this Agreement, the quarters shall end on the last day of each of the following months January, April, July, and October.

              4.1.2 SERVICE FEE. Licensee shall pay to NCI the non-refundable Service Fee in the amounts and according to the terms and conditions set forth in Attachment B hereto, in consideration of the maintenance and support services described in Attachment C hereto.

       4.2.   PAYMENT AND TAXES.

              4.2.1 PAYMENTS. All payments shall be made in United States dollars, at NCI's option, (i) at NCI's address as indicated in this Agreement or at such other address as NCI may from time to time indicate by proper notice hereunder or (ii) by wire transfer to a bank and account number designated by NCI. Interest shall be payable at the rate of one percent (1%) per month or at the maximum rate permitted by law, whichever is less, on all overdue and unpaid invoices until paid in full.

              4.2.2 TAXES. All fees are exclusive of all taxes, duties or levies, however designated or computed. Licensee shall be responsible for and pay all taxes based upon the transfer, use, distribution of the NCI Product, the Bundled Product, and the End User Documentation, or the program storage media, or upon payments due under this Agreement, including, but not limited to, sales, use, or value-added taxes, duties, withholding taxes and other assessments now or hereafter imposed on or in connection with this Agreement or with any sublicense granted hereunder, exclusive of taxes based upon NCI's net income, and the amounts invoiced to Licensee with respect to the Prepaid License Fee, License Fee, Engineering Fees, Royalties and Service Fees shall be increased to the extent necessary to ensure that such fees are received by NCI net of any such tax liability. The amount of the Prepaid License Fee, Licensee Fee, Engineering Fees, Royalties and Service Fees as set forth in ATTACHMENT A hereto represent the amounts to be invoiced to, and paid by, Licensee under this Agreement. In lieu thereof, Licensee shall provide to NCI a tax or other levy exemption certificate acceptable to the taxing or other levying authority.

       4.3. QUARTERLY REPORTS. Licensee shall maintain accurate records of End Users which Licensee licenses directly and Customers, and Distributors shall maintain accurate records of Customers reported by zip code (not including names and addresses), the specific platforms, revision numbers of each Bundled Product and/or Update distributed to each Customer (and End User, as applicable) and any further information that may be reasonably necessary for NCI to ensure compliance with this Agreement. Licensee shall report to NCI within twenty-eight (28) calendar days after the end of each quarter, the type of Bundled Product and/or Updates distributed directly or indirectly to each

Customer (and End User, as applicable) during such quarter, organized in a manner to permit a separate review of Bundled Product and Updates, the postal codes of each such Customer (and End User, as applicable), the number of copies and type of Bundled Product (by platform) used internally by Licensee for the first time during such quarter, and such other information as NCI may from time to time reasonably request.

       4.4. AUDIT OF RECORDS. Licensee and each Distributor and Customer shall keep and maintain full, true, and accurate records containing all data reasonably required for verification of amounts to be paid. NCI shall have the right, during normal business hours upon at least fifteen (15) business days prior notice and not more often than once per calendar year, to audit and analyze the relevant records of Licensee to verify compliance with the provisions of this Agreement. The audit shall be conducted by an independent auditor who is subject to written confidentiality obligations, at NCI's expense unless there is inadequate record keeping or the results of such audit establish that inaccuracies in the quarterly reports have resulted in underpayment to NCI of more than five percent (5%) of the amount actually due in any quarter, in which case Licensee shall bear the expenses of the audit. Licensee agrees to promptly pay to NCI the amount of any underpayment determined by any such audit. NCI agrees to promptly pay to Licensee the amount of any overpayment determined by any such audit.

5.     DELIVERABLES, UPDATES, AND TECHNICAL SUPPORT

       5.1. DELIVERABLES. NCI will make reasonable efforts to provide a preliminary version of the NCI Source Code (which may or may not exclude the Excluded Components and any third party Optional Products/Modules) to Licensee by January 10, 1998. NCI shall use best efforts, which shall in no event require NCI to make any unreasonable efforts, to provide Licensee with the deliverables set forth on Attachment A hereto, if any, (the "DELIVERABLES") substantially in accordance with the schedule set forth therein. All deliveries under this Agreement shall be free on board ("F.O.B.") NCI, Redwood Shores, California. Title to all goods delivered from NCI to Licensee shall pass at, and Licensee shall be responsible for all shipping charges from, the F.O.B. location. Shipment of Deliverables is authorized by Licensee upon execution of this Agreement or supplement hereto.

       5.2. UPDATES AND TECHNICAL SUPPORT. In consideration of the payment by Licensee to NCI of the License Fee and Prepaid License Fee pursuant to
Section 4.1.1, NCI shall provide to Licensee (i) maintenance and technical support services described in Attachment C hereto, including, without limitation, all Minor Updates during the first fifteen (15) months of this Agreement, and (ii) any Major Updates to the NCI Product during the first twenty-four (24) months of this Agreement. For so long as NCI shall continue to offer such maintenance and support services to its other general licensees of the NCI Product, in consideration of the payment by Licensee to NCI of Service Fees pursuant to Section 4.1.2, NCI shall provide to Licensee, for the sixteenth month of this Agreement through the end of this Agreement, maintenance and technical support services described in Attachment C hereto, including, without limitation, all Minor

Updates. Any provision by NCI of Major Updates after the end of the first twenty-four (24) months of the term of this Agreement shall be discussed in good faith by the parties; provided, however, that in no case will the fee payable by Licensee for each Major Update exceed $[***]*. NCI will not be responsible for providing Minor Updates to End Users, Distributors or Customers and Licensee will be responsible for providing Minor Updates to End Users which Licensee licenses directly, and to Distributors, and Customers. If requested in writing by NCI, Licensee will distribute each Minor Update to End Users which Licensee licenses directly, and to Distributors, and Customers. To facilitate the provision by NCI of maintenance and technical support services hereunder, Licensee shall deliver to NCI, free of charge, the object code (and source code, as necessary to resolve Program Errors) version of three (3) prototype units of the Licensee Product as may be necessary to facilitate debugging and reproduction of any Program Error that may be reported by Licensee during the term of this Agreement ("Prototypes"). Any source code of the Prototypes that Licensee delivers pursuant to this Section shall be deemed Confidential Information. NCI will return such source code and all copies thereof after NCI has resolved the Program Errors. NCI shall have the right to use the Prototypes solely for maintenance and technical support purposes with respect to NCI's obligations hereunder concerning the Bundled Product, and not for distribution to third parties. Such Prototypes are provided on an "AS IS" basis, without any warranty, are the Confidential Information of Licensee, and may not be reverse engineered, reverse compiled, or reverse assembled. Delivery of the Prototypes shall be made prior to the release of the Bundled Product for beta testing.

6.     TRADEMARKS AND TRADE NAMES

       6.1. LICENSE TO USE NCI TRADEMARKS. Licensee shall use, and is hereby granted a non-transferable, non-exclusive, non-assignable and restricted license, during the term of this Agreement, to use (with no right to sublicense), the NCI Trademarks (a) on any Bundled Product licensed or sold, and (b) in any advertising, packaging, marketing, technical or other materials related to such Bundled Product. When used in accordance with the terms of the preceding sentence, the NCI Trademarks, shall be of a size, and shall be positioned prominently. Such use shall be in accordance with the NCI's then-current Corporate Signature Kit attached hereto to Attachment A, and updated from time to time, by NCI. All Bundled Product shall comply with the Branding Requirements as set forth in Attachment D, except that the Branding Requirements shall not apply to the Embedded Graphics Usage. After translation of the NCI Trademarks by Licensee, Licensee will consult with NCI so that NCI can help ensure uniformity with their use by NCI or third parties. Licensee shall clearly indicate NCI's ownership of the NCI Trademarks. All such usage shall inure to NCI's benefit. Licensee agrees not to register any NCI Trademarks without NCI's express prior written consent and to the extent Licensee obtains an agreement with its Distributors and Customers not to register any of Licensee's trademarks, Licensee agrees to obtain the agreement of its Distributors, and Customers not to register any NCI Trademarks without NCI's express prior written consent. Licensee shall not contest NCI's ownership of, or rights in, the NCI Trademarks and to the extent Licensee obtains an agreement with its Distributors and Customers not

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.

to contest, Licensee's ownership of, or rights in, Licensee's trademarks, Licensee agrees to obtain the agreement of its Distributors, and Customers not to contest, NCI's ownership of, or rights in, NCI's Trademarks. Prior to the release of the Licensee Product for beta testing, and at any time upon the reasonable written request of NCI, Licensee will provide NCI with copies of the Licensee Product and any related goods and marketing materials bearing the NCI Trademarks solely for NCI's internal use so that NCI can verify that
(i) the quality of the Licensee Product is acceptable to NCI and (ii) the quality of Licensee's use of the NCI Trademarks is in accordance with the requirements of this Agreement, the then-current NCI Corporate Signature Kit, the Branding Requirements and is otherwise comparable to that of NCI's use thereof. In the event that NCI notifies Licensee that Licensee has failed to meet the requirements of (i) above, Licensee shall immediately cease distributing any affected Licensee Products, goods or marketing materials incorporating, displaying or otherwise bearing the NCI Trademarks; provided, however, the foregoing shall not relieve Licensee of any of its obligations with respect to the Branding Requirements. In the event that NCI notifies Licensee that Licensee has failed to meet the requirements of (i) or (ii) above with respect to any Bundled Product, goods or marketing materials incorporating, displaying or otherwise bearing the NCI Trademarks, Licensee shall suspend distribution of such Bundled Product, goods or marketing materials until Licensee has satisfied NCI that the foregoing requirements have been met.

       6.2. LICENSE TO USE LICENSEE TRADEMARKS. NCI may use, and is hereby granted the non-exclusive, non-assignable and restricted license, during the term of this Agreement, to use (with no right to sublicense), the Licensee Trademarks in any advertising, packaging, marketing technical or other materials related to the NCI Product and Distributable Source. Such use shall be in accordance with any written instructions delivered by Licensee to NCI from time to time during the term of this Agreement, and any specific use shall be subject to the prior written consent of Licensee. NCI will clearly indicate Licensee's ownership of the Licensee Trademarks.

7.     PROPRIETARY RIGHTS

       7.1. PROPRIETARY RIGHTS. Title to and ownership of all copies of the NCI Product, the NCI Source Code, the Excluded Components, the Updates, the Distributable Source, and End User Documentation (and any portion thereof) whether in machine-readable or printed or displayed form, and including, without limitation, Derivative Works, compilations, or collective works thereof and all related technical know-how and all proprietary rights contained therein (including without limitation rights in patents, trademarks, copyrights, and trade secrets applicable thereto), are and shall remain the exclusive property of NCI or its licensors. Within thirty (30) days of the release of each new version of the Bundled Product, Licensee shall deliver to NCI a written and digital (in a mutually agreeable format) copy of all Derivative Works of the NCI Source Code, the Distributable Source and the End User Documentation. Licensee hereby assigns to NCI all of its right, title and interest in and to the Derivative Works made by Licensee. The parties hereby agree to execute any assignments necessary to effectuate the foregoing ownership provision. Neither Licensee, any Distributor, nor any Customer shall take any action to jeopardize, limit or interfere in any manner with NCI's ownership of and rights with respect to the NCI Product, Distributable Source and End User Documentation. Licensee shall have only those rights in or to the NCI Product, Distributable Source and End User Documentation granted to it pursuant to this Agreement.

       7.2.   PROPRIETARY NOTICES.

              7.2.1 NO ALTERATION OF NOTICES. Neither Licensee, the Distributors, nor the Customers, or any of their respective employees or agents, shall remove or alter any trademark, trade name, copyright, or other proprietary notices, legends, symbols, or labels appearing on or in copies of the NCI Product, Distributable Source and End User Documentation and other materials, including, without limitation, any documentation or user manuals, delivered to Licensee by NCI and Licensee shall use the same notices, legends, symbols, or labels in and on copies of such materials, Distributable Source NCI Product made pursuant to Section 2.1 as are contained in and on such NCI Product and such materials.

              7.2.2 NOTICE. Each portion of the NCI Product, Distributable Source and End User Documentation reproduced by Licensee shall include the intellectual property notice or notices appearing in or on the corresponding portion of such materials as delivered by NCI hereunder. Licensee shall ensure that all copies of the NCI Product and Distributable Source, including, without limitation, copies of the Bundled Product and End User Documentation, made pursuant to this Agreement conspicuously display a notice substantially in the following form:

              -C- 1996-1998 (or other appropriate year(s)), Network Computer, Inc. All Rights Reserved. Portions -C- 1994-1997 (or other appropriate year(s)), Netscape Communications Corporation. All Rights Reserved.

              If Licensee is unsure of the appropriate year(s), it shall consult NCI to obtain the correct designation. Such notice shall be on labels on all media containing the NCI Product and Distributable Source, including, without limitation, the Bundled Product and the End User Documentation. The immediately preceding sentence shall not limit Licensee's right to display Licensee's copyright notices and other proprietary notices on the Bundled Product and End User Documentation. If the copyright symbol "-C-" cannot technically be reproduced, Licensee shall use the word "Copyright" in its place.

8.     CONFIDENTIAL INFORMATION AND DISCLOSURE

       8.1. CONFIDENTIAL INFORMATION. Each party agrees to maintain all Confidential Information in confidence to the same extent that it protects its own similar Confidential Information and to use such Confidential Information only as permitted under this Agreement. For purposes of this Agreement "CONFIDENTIAL INFORMATION" shall mean information including, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, forecasts, strategies and information marked "Confidential" or, if disclosed verbally, identified as confidential. Each party agrees to take all reasonable precautions to prevent any unauthorized disclosure or use of Confidential Information including, without limitations disclosing Confidential Information only to its employees (a) with a need to know to further permitted uses of such information, (b) who are parties to appropriate agreements sufficient to comply with this Section 8 and (c) who are informed of the nondisclosure/non-use obligations imposed by this Section 8 and both parties shall take appropriate steps to implement and enforce such non-disclosure/non-use obligations. The foregoing restrictions on disclosure and use shall survive for three (3) years following termination of this Agreement but shall not apply with respect to any Confidential Information that (i) was or becomes publicly known through no fault of the receiving party; (ii) was rightfully known or becomes rightfully known to the receiving party without confidential or proprietary restriction from a source other than the disclosing party; (iii) the receiving party can document was independently developed by the receiving party without the participation of individuals who have had access to the Confidential Information; (iv) is approved by the disclosing party for disclosure without restriction in a written document which is signed by a duly authorized officer of such disclosing party; or (v) the receiving party is legally compelled to disclose; provided, however, that prior to any such compelled disclosure, the receiving party will (a) assert the privileged and confidential nature of the Confidential Information against the third party seeking disclosure and (b) cooperate fully with the disclosing party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information. In the event that such protection against disclosure is not obtained, the receiving party will be entitled to disclose the Confidential Information, but only as and to the extent necessary to legally comply with such compelled disclosure.

       8.2. CONFIDENTIALITY OF AGREEMENT. Unless required by law, and except to assert its rights hereunder or for disclosures to its own employees on a "need to know" basis, both parties agree not to disclose to any third party the terms of this Agreement or matters relating hereto without the prior written consent of the other party which consent shall not be unreasonably withheld

       8.3 CONFIDENTIALITY OF SOURCE CODE. NCI Source Code and any Derivative Works thereof shall be Confidential Information under the foregoing terms of this Agreement and shall in addition be subject to the terms of this Section 8.3.

              8.3.1 Licensee will limit access to the NCI Source Code solely to Licensee's employees and on-site independent contractors ("Contractors") with a need to know for purposes of this Agreement.

              8.3.2 Notwithstanding any other provision of this Agreement, this provision shall survive any expiration or termination of this Agreement and shall remain in full force and effect despite any such expiration or termination.

              8.3.3 The receiving party shall have in place a written confidentiality agreement with each of its employees and Contractors who are given access to the NCI Source Code, which requires the employee or Contractor to comply with the requirements of this Agreement. Prior to disclosing any NCI Source Code to its employees or Contractors as permitted herein, Licensee shall ensure that all NCI Source Code is marked "NCI Confidential."

              8.3.4 Licensee shall use its best efforts to protect the confidentiality of the NCI Source Code, including methods of limiting access. Licensee will use NCI Source Code in a building with restricted access or in a locked room and only on computer systems with security protection which is adequate to prevent unauthorized parties from accessing such NCI Source Code. Licensee shall be liable for the conduct of its employees, agents, representatives and Contractors who in any way breach this section of this Agreement.

9.     WARRANTIES

       9.1. LIMITED WARRANTY. Subject to the limitations set forth in this Agreement, NCI warrants only to Licensee that the NCI Source Code, when properly compiled installed, and used, will substantially conform to the functional specifications published by NCI for the Reference Implementation in effect when the NCI Product is shipped by NCI to Licensee. NCI's warranty and obligation shall extend for a period of ninety (90) days ("Warranty Period") from the date NCI first delivers the NCI Source Code to Licensee. All warranty claims not made in writing or not received by NCI within the time period specified above shall be deemed waived. NCI's warranty and obligation is solely for the benefit of Licensee, who has no authority to extend this warranty to any other person or entity. NCI MAKES NO WARRANTY THAT ALL ERRORS OR FAILURES WILL BE CORRECTED.

       9.2.   EXCLUSIVE WARRANTY.  THE EXPRESS WARRANTY SET FORTH IN SECTION
9.1 CONSTITUTES THE ONLY WARRANTY WITH RESPECT TO THE NCI PRODUCT AND DISTRIBUTABLE SOURCE. NCI MAKES NO OTHER REPRESENTATION OR WARRANTY OR CONDITION OF ANY KIND WHETHER EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW) WITH RESPECT TO THE NCI PRODUCT AND DISTRIBUTABLE SOURCE. NCI EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NCI DOES NOT WARRANT THAT THE NCI PRODUCT OR DISTRIBUTABLE SOURCE IS ERROR-FREE OR THAT OPERATION OF THE NCI PRODUCT OR DISTRIBUTABLE SOURCE WILL BE SECURE OR UNINTERRUPTED AND HEREBY DISCLAIMS ANY AND ALL LIABILITY ON ACCOUNT THEREOF. NCI EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF NON-INFRINGEMENT; THE SOLE REMEDY FOR INFRINGEMENT IS PROVIDED IN

SECTION 10. This subsection shall be enforceable to the extent allowed by applicable law.

       9.3. DEFECTS NOT COVERED BY WARRANTIES. NCI shall have no obligations under the warranty provisions set forth in Section 9.1 if any nonconformance is caused by: (a) the incorporation, attachment or other engagement of any attachment, feature, program, or device, other than by NCI, to the NCI Product, or any part thereof; or (b) accident; transportation; neglect or misuse; alteration, modification, or enhancement of the NCI Product or Distributable Source other than by NCI; or (c) failure to provide a suitable installation environment; or (d) use of supplies or materials not meeting specifications; or (e) use of the NCI Product or Distributable Source for other than the specific purpose for which it is designed; or (f) use of the NCI Product on any systems other than the Reference Hardware; or (g) Licensee's use of defective media (other than defective media provided by NCI to Licensee) or defective duplication of the NCI Product; or (h) Licensee's failure to incorporate any Update previously released by NCI which corrects such nonconformance.

       9.4. EXCLUSIVE REMEDY. In the event that Licensee finds what it believes to be Program Errors in or a failure of the NCI Product, NCI Source Code and Distributable Source that prevents such code from substantially conforming to functional specifications published by NCI for the Reference Implementation in effect when the NCI Product is shipped by NCI to Licensee, and provides NCI with a written report thereof during the Warranty Period, NCI will use reasonable efforts to correct promptly, at no charge to Licensee, any such Program Errors or failures. This is Licensee's sole and exclusive remedy, and NCI's sole obligation, for any express or implied warranties hereunder.

       9.5. LICENSEE WARRANTY. Licensee hereby warrants that Licensee has the authority to enter into and be bound by the terms of this Agreement.

10.    INDEMNIFICATION

       10.1. NCI agrees to indemnify, hold harmless and, at Licensee's request, defend Licensee from and against any and all claims, liabilities, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising out of, in connection with or relating to a claim that the NCI Product, NCI Source Code or Distributable Source infringes any valid patent, copyright, trademark or trade secret to the extent that such infringement exists in the Reference Implementation; provided, that Licensee (a) promptly (within twenty (20) days) notifies NCI in writing of any such claim and NCI has sole control of the defense and all related settlement negotiations, and
(b) cooperates with NCI, at NCI's expense, in defending or settling such claim.

       10.2. Should the NCI Product, NCI Source Code or Distributable Source become, or be likely to become in NCI's opinion, the subject of infringement of such copyright, patent, trademark or trade secret, NCI may (i) procure for Licensee the right to continue using the same or (ii) replace or modify it to make it non-infringing. Notwithstanding any characterization of any fees paid by Licensee hereunder as "non-refundable", in the event that NCI determines that neither (i) or (ii) above are commercially reasonable, NCI may terminate this Agreement upon thirty
(30) days prior written notice, and refund to Licensee all amounts paid hereunder reduced on a straight-line pro-rata basis over five (5) years from the Effective Date. NCI shall have no liability for and Licensee shall indemnify and hold NCI harmless from and against any claim based upon: (a) the use of a version of the NCI Product, NCI Source Code or Distributable Source other than the then current, unaltered version of the NCI Product, NCI Source Code or Distributable Source (as applicable), except to the extent the Reference Implementation would also be infringing; (b) use, operation or combination of the NCI Product, NCI Source Code or Distributable Source with non-NCI programs, data, method, equipment or documentation, if such infringement would have been avoided but for such use, operation or combination; (c) Licensee's, its Distributors', its Customers' or agent's activities after NCI has notified Licensee that NCI believes such activities may result in such infringement; (d) compliance with Licensee's designs, specifications or instructions; (e) any modifications or marking of the NCI Product, NCI Source Code or Distributable Source not specifically authorized in writing by NCI; (f) any Derivative Works made by Licensee; (g) Licensee's use of any trademarks other than the NCI Trademarks pursuant to Section 6 hereof; or (h) third party software except for software developed by Netscape. The foregoing states the entire liability of NCI and the exclusive remedy of Licensee with respect to infringement of any intellectual property rights.

       10.3. GENERAL INDEMNIFICATION BY LICENSEE. Licensee agrees to indemnify, hold harmless and, at NCI's request, defend NCI from and against any and all claims, liabilities, losses, damages, expenses and costs (including reasonable attorneys' fees and costs) arising out of, in connection with or relating to (i) Licensee's or Distributors' failure to include in each Distributor Agreement the contractual terms required to be included therein pursuant to Section 3.3.2 or 3.3.3 or (ii) except to the extent that NCI is responsible for a claim under Section 10.1 and 10.2, Licensee's, a Distributor's or a Customer's use, distribution or reproduction of the NCI Product, Distributable Source, End User Documentation and/or Licensee Products, including, without limitation, any claims, liabilities, losses, damages, expenses and costs arising out of, in connection with or relating to defective reproduction of or the use of defective media in the reproduction of the NCI Product or Distributable Source, breach of warranty or support obligations or infringement or misappropriation of intellectual property rights.

11.    LIMITATION OF LIABILITY

       TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY OR ITS RESPECTIVE LICENSORS OR SUPPLIERS BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR DATA, INTERRUPTION OF BUSINESS, OR (II) ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, OR (III) ANY CLAIM AGAINST THE OTHER PARTY HERETO BY ANY THIRD PARTY, EXCEPT AS PROVIDED IN THE SECTION ENTITLED

"INDEMNIFICATION" IN THIS AGREEMENT. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND, EXCEPT TO THE EXTENT SUCH DAMAGES ARISE FROM A BREACH OF SECTIONS 2.1 OR SECTION 8, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT WILL NCI OR ITS LICENSORS OR SUPPLIERS BE LIABLE FOR (a) ANY REPRESENTATION OR WARRANTY MADE TO ANY THIRD PARTY BY LICENSEE, ANY DISTRIBUTOR, ANY CUSTOMER OR ANY OF THEIR RESPECTIVE AGENTS; (b) FAILURE OF THE NCI PRODUCT TO PROVIDE DATA SECURITY; OR (c) ANY USE OF THE NCI PRODUCT OR DISTRIBUTABLE SOURCE OR THE RESULTS OR INFORMATION OBTAINED OR DECISIONS MADE BY END USERS OF THE NCI PRODUCT OR DISTRIBUTABLE SOURCE. THE REMEDIES PROVIDED IN THIS AGREEMENT ARE THE PARTY'S SOLE AND EXCLUSIVE REMEDIES. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, EACH PARTY'S ENTIRE LIABILITY TO THE OTHER FOR DAMAGES CONCERNING PERFORMANCE OR NON-PERFORMANCE BY EITHER PARTY (EXCEPT FOR LICENSEE'S FAILURE TO MAKE ANY PAYMENT OWED TO NCI HEREUNDER) OR IN ANY WAY RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, AND REGARDLESS OF WHETHER THE CLAIM FOR SUCH DAMAGES IS BASED IN CONTRACT OR IN TORT, SHALL NOT EXCEED THE LESSER OF (i) THE TOTAL FEES PAID HEREUNDER OR (ii) FIVE HUNDRED THOUSAND DOLLARS (US $500,000).

12.    TERM OF AGREEMENT

       This Agreement shall commence on the Effective Date and shall continue until terminated as provided in Section 13.

13.    DEFAULT AND TERMINATION

       13.1. TERMINATION FOR DEFAULT. In the event (i) either party materially breaches any of its obligations under this Agreement and fails to cure such material breach within thirty (30) days following written notice of such breach from the non-defaulting party or (ii) either party becomes Bankrupt; the nondefaulting party, at its option shall have the right to terminate this Agreement by written notice. "Bankrupt" means that a party ceases to do business in the normal course, becomes or is declared insolvent or bankrupt, is the subject of any proceeding relating to its liquidation or insolvency that is not dismissed within ninety (90) calendar days of commencement, or makes an assignment for the benefit of its creditors.

       13.2 TERMINATION OF LICENSES. In the event that (i) Licensee materially breaches Section 8 or 14.3 or (ii) Licensee breaches Section 8 in a manner that, by its nature, such breach is not subject to cure; NCI may immediately terminate this Agreement and/or the licenses granted by NCI to Licensee in Section 2.1 hereof. In the event that Licensee (x) fails to cure a material breach of Section 2.1 or Section 4 and fails to cure such material breach within thirty (30) days following written notice of such breach from NCI or (y) becomes Bankrupt; NCI may terminate this Agreement and/or licenses granted by NCI to Licensee in Section 2.1 hereof by written notice.

       13.3.  EFFECT ON RIGHTS.

              13.3.1 Neither termination of this Agreement by either party nor termination of the licenses granted in this Agreement by NCI shall act as a waiver of any breach of this Agreement or as a release of either party from any liability for breach of such party's obligations under this Agreement.

              13.3.2 Except where otherwise specified, the rights and remedies granted to a party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity, including without limitation rights or remedies under applicable patent, copyright, trade secrets, or proprietary rights laws, rules or regulations.

       13.4.  EFFECT OF TERMINATION.

              13.4.1 Within thirty (30) calendar days after termination of this Agreement by Licensee (for other than an uncured material breach by NCI) or by NCI under Section 13.2 or Section 14.3, Licensee shall, at NCI's option, either deliver to NCI or destroy all copies of the NCI Product, the NCI Source Code and Distributable Source (or the applicable components thereof for termination pursuant to 14.3), including, without limitation, copies of the Bundled Product and End User Documentation and any other materials provided by NCI to Licensee hereunder in its possession or under its control, and shall furnish to NCI an affidavit signed by an officer of Licensee certifying that, to the best of its knowledge, such delivery or destruction has been fully effected. In the event of termination of the Agreement and/or the licenses granted by NCI to Licensee in Section 2.1, NCI will return to Licensee any source code received from Licensee under this Agreement and any copies thereof.

              13.4.2 In the event that the licenses hereunder are terminated for any reason other than by NCI pursuant to Section 13.2 or 14.3, and provided Licensee fulfills its obligations specified in this Agreement with respect to such items, Licensee may continue to use and retain copies of the NCI Product, the NCI Source Code, Distributable Source and End User Documentation to the extent, but only to the extent, necessary to support and maintain Bundled Product rightfully distributed to End Users and Customers by Licensee, directly or indirectly through Distributors or Customers, prior to termination of this Agreement.

       13.5.  CONTINUING OBLIGATIONS.

              13.5.1 PAYMENT OF ACCRUED FEES. Within thirty (30) calendar days of termination of this Agreement, Licensee shall pay to NCI all sums then due and owing. Any other such sums shall subsequently be promptly paid as they become due and owing.

              13.5.2 CONTINUANCE OF SUBLICENSES. Notwithstanding the termination of this Agreement, all End User and Customer sublicenses which have been properly granted by Licensee and Distributors and Customers pursuant to this Agreement prior to its termination shall survive.

              13.5.3 OTHER CONTINUING OBLIGATIONS. The respective rights and obligations of NCI and Licensee under the provisions of Sections 2.1.1 (subject to Sections 13.2 and 14.3), 2.1.2 (subject to Sections 13.2 and 14.3), 2.4 (subject to Sections 13.2 and 14.3), 2.1.3, 2.2, 2.3, 3.3.1, 3.4,
3.5, 4, 6, 7, 8, 9.2, 9.3, 9.4, 9.5, 10, 11, 13.3, 13.4, 13.5 and 14 shall survive any termination of this Agreement.

       13.6. Consistent with the protection of the rights of the party seeking injunctive relief as permitted hereunder, any injunctive relief sought by either party to enforce the obligations of the other party under this Agreement shall be structured, to the greatest extent possible, in a manner that will maintain the business operations of the party on which any such relief is imposed.

14.    GENERAL PROVISIONS

       14.1. NOTICES. Any notice, request, demand, or other communication required or permitted hereunder shall be in writing and shall be deemed to be properly given upon the earlier of (a) actual receipt by the addressee or (b) five (5) business days after deposit in the mail, postage prepaid, when mailed by registered or certified airmail, return receipt requested, or two
(2) business days after being sent via private industry courier to the respective parties at the addresses first set forth above or to such other person or address as the parties may from time to time designate in a writing delivered pursuant to this Section 14.1.

       14.2. WAIVER AND AMENDMENT. The waiver by either party of a breach of or a default under any provision of this Agreement, shall not be construed as a waiver of any subsequent breach of the same or any other provision of the Agreement, nor shall any delay or omission on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy. No amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by a duly authorized signatory of NCI and Licensee.

       14.3. ASSIGNMENT. This Agreement and the licenses granted hereunder are to a specific legal entity or legal person, not including corporate subsidiaries or affiliates, and are not assignable by NCI or Licensee, including, assignments that result from the operation of law, nor are the obligations imposed on NCI or Licensee delegable; provided, however, that either party shall have the right to assign this Agreement to an acquiror of all or substantially all of the business, stock or assets of such party (an

"Acquiror") provided that such assigning party complies with the terms set forth in this Section.

       No consent shall be required for an assignment by NCI to an Acquiror except in the case where such Acquiror is a Specified Party. In the event that such Acquiror is a Specified Party, any such assignment shall be subject to Licensee's prior written consent.

       In the event of an assignment by Licensee to an Acquiror, the following terms shall apply:

       (i) Licensee may assign to such Acquiror, without the consent of NCI, those rights and licenses hereunder that pertain to Embedded Graphics Usage and may delegate those obligations that pertain to Embedded Graphics Usage.

       (ii) if such Acquiror is Microsoft Corporation, WebTV Networks, Inc., PlanetWeb, Inc., PowerTV, Inc., OpenTV, Inc., Spyglass, Inc., Intel Corporation, International Business Machines Corporation, Sun Microsystems, Inc., Informix Software, Inc., or Sybase, Inc. (collectively, the "Specified Acquirors") then NCI, at its option may (A) consent to the assignment of those rights and licenses hereunder that pertain to Directed Browsing and delegation of those obligations that pertain to Directed Browsing Usage or
(B) withhold consent to the assignment of, and terminate, those rights and licenses hereunder that pertain to Directed Browsing (including, without limitation, those licenses pertaining to Source Code for Directed Browsing and related Derivative Works) and delegation of those obligations that pertain to Directed Browsing, terminate this Agreement with respect to Directed Browsing and either (1) provide support to Customers validly licensed to use Directed Browsing subject to terms mutually agreed by the parties or (2) negotiate in good faith a license granting to such Acquiror sufficient rights in the NCI Source Code, Distributable Source and Excluded Components to allow such Acquiror to provide support to such Customers. In the event that NCI elects to withhold consent as described in (B) above and notwithstanding anything to the contrary herein (including, without limitation, Section 13.4.1), Licensee shall immediately return to NCI all NCI Source Code, Distributable Source, Excluded Components, End User Documentation, Derivative Works pertaining to Directed Browsing and any copies, extracts or summaries thereof and shall ensure that no disclosure of the foregoing is made to the Acquiror.

       (iii) in the event that Licensee is acquired by one of the Specified Acquirors, Licensee shall pay to NCI the applicable "Assignment Fee" described below prior to or upon the closing of such acquisition:



==================================================================================
 Elapsed time from   Assignment Fee    Assignment Fee if    Assignment Fee if 2
 Effective Date                        1 Major Update has   Major Updates have
                                       been delivered to    been delivered to
                                       Licensee prior to    Licensee prior to
                                       effective date of    effective date of
                                       acquisition          acquisition
==================================================================================
 0-180 days                $[***]*             $[***]*              $[***]*
----------------------------------------------------------------------------------

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.


                                      -23-

----------------------------------------------------------------------------------
 181-540 days              $[***]*             $[***]*              $[***]*
----------------------------------------------------------------------------------
 541-900 days              $[***]*             $[***]*              $[***]*
----------------------------------------------------------------------------------
 After 900 days            $[***]*             $[***]*              $[***]*
==================================================================================

Any attempt by either party to sublicense (except as expressly permitted herein) assign or transfer any of the rights (other than NCI's right to receive payment), duties or obligations under this Agreement in derogation hereof shall be null and void.

       14.4. GOVERNING LAW. This Agreement is entered into in the State of California, U.S., and this Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S., without reference to its conflicts of law provisions. Any dispute regarding this Agreement shall be subject to the exclusive jurisdiction of the California state courts in and for Santa Clara County, California (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California), and the parties agree to submit to the personal and exclusive jurisdiction and venue of these courts. This Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

       14.5. RELATIONSHIP OF THE PARTIES. No agency, partnership, joint venture, or employment is created as a result of this Agreement and neither Licensee, its Distributors nor its Customers or agents have any authority of any kind to bind NCI in any respect whatsoever.

       14.6. CAPTIONS AND SECTION HEADINGS. The captions and section and paragraph headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

       14.7. SEVERABILITY. If the application of any provision or provisions of this Agreement to any particular facts of circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (a) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (b) such provision or provisions shall be reformed without further action by the parties hereto to and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

       14.8. FORCE MAJEURE. Either party shall be excused from any delay or failure in performance hereunder, except the payment of monies by Licensee to NCI, caused by reason of any occurrence or contingency beyond its reasonable control, including but not limited to, acts of God, earthquake, labor disputes and strikes, riots, war, and governmental requirements. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the period of time equal to that of the underlying cause of the delay.

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.

       14.9. ENTIRE AGREEMENT. This Agreement, including the Attachments hereto, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior or contemporaneous proposals and agreements whether oral or written, and all communications between the parties relating to the subject matter of this Agreement and all past courses of dealing or industry custom. If any ambiguity or conflict exists between the terms of this Agreement and the terms of any Attachment hereto, the terms of the Attachment shall prevail and shall be conclusively determined to reflect the intention of the parties with respect to the relevant issues.
The terms and conditions of this Agreement shall prevail, notwithstanding any variance with any purchase order or other written instrument submitted by Licensee, whether formally rejected by NCI.

       14.10. ENGLISH. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by duly authorized representatives of the parties as of the Effective Date.

NETWORK COMPUTER, INC.             LICENSEE



By:                                By:
   -------------------------          -------------------------
         Signature                             Signature

Name:                              Name:
     -----------------------            -----------------------
       Print or Type                         Print or Type

Title:                             Title:
      ----------------------             ----------------------

Date:                              Date:
     -----------------------            -----------------------

                                    ATTACHMENT A

                              TO OEM LICENSE AGREEMENT

                       PRODUCT(S) AND TRADEMARK DESCRIPTIONS

NCI Product:                    NCI eNavigator-TM- Version 1.1 derived from TV
                                Navigator-TM-


Directed Browsing:

"Directed Browsing" shall be limited to the following functions:

       - Directed Browsing shall allow access solely to "Internet-formatted" content that is digitally signed specifically for display on the Bundled Product. "Internet-formatted" content shall mean HTML, Javascript, Java, GIF, JPEG, and other MIME-type data.

       - Directed Browsing shall only provide access to those web sites dedicated to a specific application ("Directed Browsing Websites").

       - Directed Browsing shall provide access only to Direct Browsing Websites through a single domain name registered to a single corporate entity ("Designated Domain Name"). All content, applications or other elements appearing on the Directed Browsing Websites shall be owned by or licensed to the owner or operator of the respective Designated Domain Name.

       - Directed Browsing specifically excludes the ability to access directly, or through the use the servers on which the Directed Browsing Websites reside (e.g. DNS, Proxy), domain names other than the Designated Domain Name (as defined below) or gain Internet connectivity by other methods, including, without limitation, (i) substituting or remapping the Designated Domain Name to allow access to other domain names, (ii) caching access to content, applications, web-sites or other elements capable of display on the Bundled Product outside of the Designated Domain Name, (iii) caching external web-sites on a proxy server, (iv) web-wacking data from external web-sites to a local web-server, or
              (v) web site mirroring. The source code for the foregoing components are herein referred to as the NCI Source Code for Directed Browsing. Neither Directed Browsing nor the servers on which the Directed Browsing Websites reside shall permit or provide the ability to circumvent the navigation and access to the Designated Domain Name. The parties hereby agree that, in the event that either party determines that the foregoing definition of Directed Browsing is commercially unreasonable, the parties will negotiate in good faith a possible amendment to such definition.

       - Directed Browsing includes applications for Embedded Graphics Usage, but when the function of the HTML rendering engine is employed in such a way that the application specific user interface would not be considered to be an example of a "browser application" (ie., an example of a "browser application" would be an application that gave access to pre-formatted html content on a CD that constitutes an interactive tour guide; an example of an application which would not be considered a "browser application" would be an application that provides access to user-interface specific functionality for a device such as a photocopier machine), all branding obligations will be waived.

Embedded Graphics Usage:

       - "Embedded Graphics Usage" shall mean any use by Licensee of the eNavigator Graphics Technology (as defined below), provided that
              (a) such use of the eNavigator Graphics Technology is solely in connection with the creation of a non-Internet application, and
              (b) the eNavigator Graphics Technology (as defined below) is not utilized to create or in conjunction with any product marketed, distributed or developed by Licensee that is a network browser or otherwise competes with the NCI Product as it exists on the date NCI delivers the Deliverables to Licensee. The "eNavigator Graphics Technology" shall be limited to the following components of the NCI Product: (i) the Window Manager, (ii) the binary code for the Javascript engine, (iii) the 2D Graphics library, and
              (iii) the UI Widget library, and (iv) the text library. The source code for the foregoing components are herein referred to as the NCI Source Code for Embedded Graphics Usage. Notwithstanding anything in this Agreement to the contrary Licensee shall have no right to use the Embedded Graphics Usage in conjunction with televisions with any form of internet access or to create any form of a television "browser application". Notwithstanding anything in this Agreement to the contrary, Licensee shall have no rights to distribute source code for the Javascript engine or the Bitstream font technology.


SDK Source Headers:

\nci\sdk\include\AppError.h
\nci\sdk\include\AppMsg.h
\nci\sdk\include\assert.h
\nci\sdk\include\Base.h
\nci\sdk\include\cAccntMan.h
\nci\sdk\include\CacheMan.h
\nci\sdk\include\cCacheMan.h
\nci\sdk\include\cErrLog.h
\nci\sdk\include\CharSet.h
\nci\sdk\include\cHwfHandlers.h
\nci\sdk\include\cIspConnect.h
\nci\sdk\include\cNotifier.h
\nci\sdk\include\codeHeader.h
\nci\sdk\include\ctype.h
\nci\sdk\include\DataWrapper.h
\nci\sdk\include\Destroyable.h
\nci\sdk\include\errno.h
\nci\sdk\include\Fetcher.h
\nci\sdk\include\HtmlHandler.h
\nci\sdk\include\iCacheMan.h

\nci\sdk\include\int64.h
\nci\sdk\include\Mail.h
\nci\sdk\include\MimeHandler.h
\nci\sdk\include\module.h
\nci\sdk\include\navio.h
\nci\sdk\include\navioBoot.h
\nci\sdk\include\navioErr.h
\nci\sdk\include\navioInit.h
\nci\sdk\include\net.h
\nci\sdk\include\NviParamdef.h
\nci\sdk\include\PlatformInfo.h
\nci\sdk\include\PlatformInfoBitmask.h
\nci\sdk\include\SmartCard.h
\nci\sdk\include\stdarg.h
\nci\sdk\include\stddef.h
\nci\sdk\include\stdio.h
\nci\sdk\include\stdlib.h
\nci\sdk\include\string.h
\nci\sdk\include\stringutil.h
\nci\sdk\include\Text.h
\nci\sdk\include\TextTypes.h
\nci\sdk\include\time.h
\nci\sdk\include\Vec.h
\nci\sdk\include\Virtual.h
\nci\sdk\include\wchar.h
\nci\sdk\include\anim\AnimPlyr.h
\nci\sdk\include\arch\i86\archI86.h
\nci\sdk\include\arch\mips\archMips.h
\nci\sdk\include\arch\mips\r4000.h
\nci\sdk\include\aud\Snd.h
\nci\sdk\include\aud\UiSnd.h
\nci\sdk\include\chat\Chat.h
\nci\sdk\include\gfx\cColor.h
\nci\sdk\include\gfx\Color.h
\nci\sdk\include\gfx\GfxCtx.h
\nci\sdk\include\gfx\GfxPrims.h
\nci\sdk\include\gfx\GfxTypes.h
\nci\sdk\include\gfx\GfxUtil.h
\nci\sdk\include\gfx\GifCond.h
\nci\sdk\include\gfx\Image.h
\nci\sdk\include\gfx\PixMap.h
\nci\sdk\include\gfx\Png.h
\nci\sdk\include\gfx\Rect.h
\nci\sdk\include\gfx\RectList.h

\nci\sdk\include\gfx\VBlankClock.h
\nci\sdk\include\intl\Ime.h
\nci\sdk\include\intl\Locale.h
\nci\sdk\include\kernel\ansiTimeExt.h
\nci\sdk\include\kernel\BSem.h
\nci\sdk\include\kernel\cBsem.h
\nci\sdk\include\kernel\cClock.h
\nci\sdk\include\kernel\cCondVar.h
\nci\sdk\include\kernel\cDirectory.h
\nci\sdk\include\kernel\cEvent.h
\nci\sdk\include\kernel\cFile.h
\nci\sdk\include\kernel\cHardwareFault.h
\nci\sdk\include\kernel\Clock.h
\nci\sdk\include\kernel\ClockTypes.h
\nci\sdk\include\kernel\cMemRegion.h
\nci\sdk\include\kernel\cMsgQueue.h
\nci\sdk\include\kernel\cMsgTypes.h
\nci\sdk\include\kernel\cMutex.h
\nci\sdk\include\kernel\CondVar.h
\nci\sdk\include\kernel\cShareLock.h
\nci\sdk\include\kernel\cSysMonitor.h
\nci\sdk\include\kernel\cSystem.h
\nci\sdk\include\kernel\cThread.h
\nci\sdk\include\kernel\cTimer.h
\nci\sdk\include\kernel\Directory.h
\nci\sdk\include\kernel\Event.h
\nci\sdk\include\kernel\File.h
\nci\sdk\include\kernel\iBsem.h
\nci\sdk\include\kernel\iClock.h
\nci\sdk\include\kernel\iCondVar.h
\nci\sdk\include\kernel\iDirectory.h
\nci\sdk\include\kernel\iEvent.h
\nci\sdk\include\kernel\iFile.h
\nci\sdk\include\kernel\iMemRegion.h
\nci\sdk\include\kernel\iMsgQueue.h
\nci\sdk\include\kernel\iMutex.h
\nci\sdk\include\kernel\iShareLock.h
\nci\sdk\include\kernel\iSystem.h
\nci\sdk\include\kernel\iThread.h
\nci\sdk\include\kernel\iTimer.h
\nci\sdk\include\kernel\MemRegion.h
\nci\sdk\include\kernel\Msg.h
\nci\sdk\include\kernel\MsgQueue.h
\nci\sdk\include\kernel\Mutex.h

\nci\sdk\include\kernel\Mutex.h
\nci\sdk\include\kernel\ShareLock.h
\nci\sdk\include\kernel\System.h
\nci\sdk\include\kernel\Thread.h
\nci\sdk\include\kernel\Timer.h
\nci\sdk\include\kernel\TimerTypes.h
\nci\sdk\include\liveConn\LiveConnEnabled.h
\nci\sdk\include\media\Conductor.h
\nci\sdk\include\media\iConductor.h
\nci\sdk\include\mime\MimeRequest.h
\nci\sdk\include\reg\cReg.h
\nci\sdk\include\reg\cRegDef.h
\nci\sdk\include\reg\cRegName.h
\nci\sdk\include\scriptSym\DataValue.h
\nci\sdk\include\types\navANSI.h
\nci\sdk\include\types\navArch.h
\nci\sdk\include\types\navCpu.h
\nci\sdk\include\types\navParams.h
\nci\sdk\include\types\navTypes.h
\nci\sdk\include\types\navTypesBase.h
\nci\sdk\include\types\navTypesOld.h
\nci\sdk\include\util\navFlash.h
\nci\sdk\include\util\ScreenSaver.h
\nci\sdk\include\vid\cVid.h
\nci\sdk\include\vid\Tv.h
\nci\sdk\include\widget\Alert.h
\nci\sdk\include\widget\Ascii.h
\nci\sdk\include\widget\Border.h
\nci\sdk\include\widget\CheckBox.h
\nci\sdk\include\widget\Component.h
\nci\sdk\include\widget\Container.h
\nci\sdk\include\widget\Document.h
\nci\sdk\include\widget\Focus.h
\nci\sdk\include\widget\Frame.h
\nci\sdk\include\widget\Grid.h
\nci\sdk\include\widget\Highlight.h
\nci\sdk\include\widget\History.h
\nci\sdk\include\widget\iCheckBox.h
\nci\sdk\include\widget\iPushButton.h
\nci\sdk\include\widget\KeyCodes.h
\nci\sdk\include\widget\Layout.h
\nci\sdk\include\widget\ListBox.h
\nci\sdk\include\widget\Notify.h
\nci\sdk\include\widget\Picture.h
\nci\sdk\include\widget\ProgressBar.h

\nci\sdk\include\widget\PushButton.h
\nci\sdk\include\widget\RadioButton.h
\nci\sdk\include\widget\SoftKbd.h
\nci\sdk\include\widget\TextArea.h
\nci\sdk\include\widget\TextEdit.h
\nci\sdk\include\widget\TextField.h
\nci\sdk\include\widget\TvPicture.h
\nci\sdk\include\widget\Widget.h
\nci\sdk\include\widget\WidgetErrorBase.h
\nci\sdk\include\win\Point.h
\nci\sdk\include\win\Win.h
\nci\sdk\include\win\WinEvent.h
\nci\sdk\include\win\WinInput.h
\nci\sdk\include\win\WinManConn.h

Deliverables:


       Description                               Estimated Delivery Date
       -----------------------------------------------------------------
       NCI Source Code excluding the
       Excluded Components and any third         January 30, 1998
       party Optional Products/Modules





NCI Trademarks:      NCI, eNavigator

NCI LOGO:            The NC logo as set forth on the Corporate Signature Kit

                                    ATTACHMENT B

                              TO OEM LICENSE AGREEMENT

  LICENSEE PRODUCT, LICENSEE TRADEMARK, PRICING AND PAYMENT SCHEDULES, TERRITORY
                           AND OPTIONAL PRODUCTS/MODULES


Licensee Product:           Licensee's real time embedded operating system
                            including VxWorks, IxWorks, WiSP, and other real
                            time embedded operating systems developed and owned
                            by Licensee


Licensee Trademarks:        Wind River Systems, VxWorks, Tornado, IxWorks,
                            Embedded Internet, WiSP (including the logos)

Specified Parties:          Integrated Systems, Inc., Microware Systems Corp.,
                            Mentor Graphics Corporation RTOS Division, QNX
                            Software Systems, Ltd., Accelerated Technology,
                            Inc., the Chorus and Diba divisions of Sun
                            Microsystems, Inc. (or any other name under which
                            such divisions operate), and Lynx Real Time Systems,
                            Inc.

Pricing: All of the following fees are nonrefundable and noncancelable:

-  License Fee:             License Fee of $[***]* (payable as follows:
                            $[***]* upon execution of the Agreement;
                            $[***]* due within sixty (60) days following
                            delivery hereunder of the NCI Source Code).

-  Prepaid License Fee:     Prepaid License Fee of $[***]* for prepaid
                            royalties on Tier II Directed Browsing applications
                            (as defined below) (payable within sixty (60) days
                            following delivery hereunder of the NCI Source
                            Code).

-  Engineering Fees:        NCI shall provide to Licensee up to nine (9)
                            cumulative man-months of engineering effort to
                            prepare the NCI Source Code for

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.


                            delivery to Licensee and to support Licensee as reasonably requested by Licensee. Within sixty
                            (60) days following delivery hereunder of NCI
                            Source Code, Licensee shall pay $[***]* for such engineering effort. For any engineering effort beyond the effort described above, Licensee will pay NCI time and materials at a rate of $[***]* per man-month plus out of pocket expenses.


-  Royalties:


===================================================================================
     PRODUCT                                             ROYALTY/UNIT
-----------------------------------------------------------------------------------
     Tier I: NCI eNavigator v1.1 for Directed                 N/A
     Browsing (excluding Tier II
     applications)
-----------------------------------------------------------------------------------
     Tier II: NCI eNavigator v1.1 for           SUBJECT TO SECTION (c) BELOW,
     Directed Browsing Applications for Web     FOR EACH UNIT OF THE BUNDLED
     Phones, Car Navigation Systems, and        PRODUCT DISTRIBUTED HEREUNDER
     Personal Digital Assistants                LICENSEE SHALL PAY THE GREATER
     (The first [***]* units distributed        OF: [***]*% OF THE FEE RECEIVED
     in the twelve month period immediately     FOR THE BUNDLED PRODUCT AND
     following the first commercial shipment    $[***]* FOR ENAVIGATOR V1.X AND
     of the first Bundled Product shall be      $[***]* FOR V2.0 AND ANY OTHER
     royalty-free; the first [***]* units       INCLUDED MAJOR UPDATES OF
     distributed in each year thereafter        ENAVIGATOR.
     shall be royalty-free)
-----------------------------------------------------------------------------------
     Embedded Graphics Applications             SEE BELOW
===================================================================================
     NCI eNavigator v1.1 Source Code Access                   N/A
===================================================================================

**At Licensee's request, NCI and Licensee agree to negotiate in good faith the terms and conditions of a potential NCI server reseller agreement. At Licensee's request, NCI and Licensee shall negotiate in good faith a potential license agreement granting Licensee a license to use, modify, and sublicense the NCI Product for full Internet browsing, including the right to sublicense Bundled Product for TV-based applications.
Should the royalty fees for Tier II applications detailed above become unreasonable for either party, the parties agree to negotiate in good faith towards a mutually agreeable license fee.


b) In the event Licensee elects to include available third party modules, Licensee agrees to pay optional third party royalties at a [***]* percent ([***]*%) discount off of NCI's list price applicable to such optional modules provided that such third party module is available from NCI in source code form. Personal Java will be treated as an optional third party module if available.

c) Licensee shall make the following payments for distributing units of the Bundled Product as follows:
       For any Bundled Product where the use of the NCI Product is restricted solely to Embedded Graphics Usage, Licensee shall owe no additional Royalty hereunder.

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.

       For unit(s) of Bundled Product licensed for any Tier II Application of Directed Browsing, Licensee shall owe the Royalty set forth in the chart above upon the earlier of (i) Licensee's receipt of payment for such unit(s) of Bundled Product (including any prepaid royalties or licensing fee pertaining thereto) and (ii) Licensee's, Distributors', or Customers' distribution of such unit(s) of Bundled Product to an End User.

       For any Bundled Product licensed for any Tier I Application of Directed Browsing, Licensee shall owe no additional Royalty hereunder.

       Notwithstanding the foregoing, Licensee shall owe no per unit Royalty for distribution of Bundled Product that is embedded into a device that meets the following criteria: such device requires the NCI Custom Connect Server (or a successor NCI product) to operate.


-  Service Fee:             For the twelve month period commencing on the first
                            day of the sixteenth month following the Effective
                            Date hereof, Licensee will pay, in advance, an
                            annual non-refundable Service Fee equal to the
                            greater of (x) $[***]* or (y) [***]*% of all
                            Royalties accrued hereunder for distributions made
                            during the prior (12) twelve month period.
                            Thereafter, the parties shall negotiate in good
                            faith the Service Fee applicable for NCI's
                            provision of maintenance and support services
                            described herein in subsequent years.

Territory:                  Worldwide

Optional Products/Modules:  Sound module (includes MIDI, RealAudio)
                            RSA security module
                            Additional fonts (Chinese, etc.)

Third Party Code:           JPEG, Berkeley DBM, Bitstream


The following requirements must be met for each Bundled Product distributed under the attached Agreement

       JPEG - All manuals must include the phrase "The [Insert name of Bundled Product] is based, in part, on the work of the Independent JPEG Group."

       BERKELEY DBM - The entire notice below must be included in "THE DOCUMENTATION AND/OR OTHER MATERIALS PROVIDED WITH THE DISTRIBUTION."

       "The portion of [the Bundled Product] that provides the DBM function is copyright (c) 1990, 1993, 1994 The Regents of the University of California (the "Regents"). All rights reserved. This code is derived from software contributed to Berkeley by Margo Seltzer. Redistribution and use in source and binary forms, with or without modification, are permitted provided that the following conditions are met:

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.

       1. Redistribution of source code must retain the above copyright notice, this list of conditions and the following disclaimer.

       2. Redistribution in binary form must reproduce the above copyright notice, this list of conditions and the following disclaimer in the documentation and/or other materials provided with the distribution.

       3. All advertising materials mentioning features or use of this software must display the following acknowledgment:

              This product includes software developed by the University of California, Berkeley and its contributors.

       4. Neither the name of the University nor the names of its contributors may be used to endorse or promote products derived from this software without specific prior written permission.

       THE SOFTWARE WHICH PROVIDES THE DBM FUNCTION IS PROVIDED BY THE REGENTS AND CONTRIBUTORS "AS IS" AND ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED. IN NO EVENT SHALL THE REGENTS OR CONTRIBUTORS BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES; LOSS OF USE, DATA, OR PROFITS; OR BUSINESS INTERRUPTION) HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STRICT LIABILITY, OR TORT (INCLUDING NEGLIGENCE OR OTHERWISE) ARISING IN ANY WAY OUT OF THE USE OF THIS SOFTWARE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE."

       BITSTREAM SOFTWARE - Licensee must reproduce each Bitstream copyright, trademark and/or patent notice, as applicable in its entirety on each copy of the Bundled Product, in the same location as it appears, in electronic or printed form, on the NCI Product as delivered to Licensee.

       OFFER TO PURCHASE SERVICES AND LICENSES SEPARATELY

       THE CONSULTING SERVICES AND THE LICENSES CONTAINED HEREIN ARE PROPOSED SEPARATELY. LICENSEE MAY ACQUIRE THE LICENSES CONTAINED HEREIN WITHOUT ACQUIRING NCI CONSULTING SERVICES, AND LICENSEE MAY ACQUIRE THE LICENSES CONTAINED HEREIN SEPARATELY AT THE FEES STATED IN THIS AGREEMENT.

                                    ATTACHMENT C

                              TO OEM LICENSE AGREEMENT

                         MAINTENANCE AND TECHNICAL SUPPORT

1. MAINTENANCE/MINOR UPDATES. In consideration of the Service Fee set forth in Attachment B, NCI will provide to Licensee any Minor Updates made generally available to similarly situated licensees of NCI Product during the one (1) year term of this Maintenance and Technical Support Agreement. NCI will not be responsible for providing Minor Updates to End Users, Distributors or Customers and Licensee will be responsible for providing Minor Updates to End Users which Licensee licenses directly, and to Distributors, and Customers. If requested in writing by NCI, Licensee will distribute each Minor Update to Distributors, Customers and End Users which Licensee licenses directly. Such Minor Updates may be distributed via modem or tangible medium, at the discretion of NCI. The expenses of any such distribution will be paid by Licensee. Licensee and NCI agree to discuss monthly support issues and processes.

2. TECHNICAL SUPPORT. In consideration of Service Fee set forth in Attachment B, NCI will provide Licensee with NCI's backend technical support services, as further described herein.

       a) BACK-END SUPPORT. NCI will provide back-end support to Licensee for Program Errors not resolved by Licensee pursuant to Licensee's support policies and in accordance with subsection (b) below. This support includes efforts to identify defective source code and to provide corrections, workarounds and/or patches to correct Program Errors. NCI will provide Licensee with a telephone number and an e-mail address which Licensee may use to report Program Errors during NCI's local California business hours (8am-5pm Pacific Time). For priority 1 or 2 failures, Licensee agrees to notify NCI via both telephone and e-mail. Licensee will identify one (1) member of its customer support staff and an alternate to act as the primary technical liaisons responsible for all communications with NCI's technical support representatives. Such liaisons will have sufficient technical expertise, training and/or experience for Licensee to perform its obligations hereunder. Within one
       (1) week after the Effective Date, Licensee will designate its liaison(s). Notification will be in writing and/or e-mail to NCI. Licensee may substitute contacts at any time by providing to NCI one (1) week's prior written and/or electronic notice thereof.

       NCI will make reasonable efforts to correct significant Program Errors that Licensee identifies, classifies and reports to NCI and that NCI substantiates. NCI may reclassify Program Errors if it reasonably believes that Licensee's classification is incorrect. Licensee will provide sufficient information to enable NCI to duplicate the Program Error before NCI's response obligations will commence. NCI will not be required to correct any Program Error caused by (a) Licensee's incorporation or attachment of a feature, program, or device to the NCI Product, or any part thereof; (b) any nonconformance caused by accident, transportation, neglect, misuse, alteration, modification, or enhancement of the NCI Product; (c) the failure to provide a suitable installation environment; (d) use of the NCI Product for other than the specific purpose for which the NCI Product are designed; (e) Licensee's use of defective media other than defective media provided by NCI to Licensee or defective duplication of the NCI Product; or (f) Licensee's failure to incorporate any Minor Update previously released by NCI which corrects such Program Errors.

       Provided Program Error reports are received by NCI during NCI's local California business hours (8am-5pm Pacific Time), NCI will use its commercially reasonable efforts to communicate with Licensee about the Program Error via telephone or e-mail within the following targeted response times:


    ----------------------------------------------------------------------------
        Priority              Failure Description                Response Time
    ----------------------------------------------------------------------------


                                      --

    ----------------------------------------------------------------------------
            1     Severe Impact (functionality disabled):      4 working hours
                  errors which result in a lack of
                  application functionality or cause
                  intermittent system failure
    ----------------------------------------------------------------------------
            2     Degraded Operations: errors causing          2 working days
                  malfunction of non-critical functions
    ----------------------------------------------------------------------------
            3     Minimal Impact attributes and/or options to  5 working days utility programs do not operate as stated
    ----------------------------------------------------------------------------
            4     Enhancement Request                          5 working days
    ----------------------------------------------------------------------------

       Provided that Licensee provides to NCI the necessary assistance and deliverables in order for NCI to perform NCI's technical support obligations, including, without limitation, providing the Prototypes to NCI, NCI will use reasonable commercial efforts to provide a timely response based upon Licensee's characterization of such Program Error, and to resolve each significant Program Error by providing either a reasonable workaround, an object code patch, or a specification plan for how NCI will address the problem and an estimate of how long it will take to rectify the defect. Except with respect to Program Errors found in the Excluded Components, NCI reserves the right to charge Licensee additional fees at its then-standard rates for services performed in connection with reported Program Errors which are later determined to have been due to hardware or software not supplied by NCI, including without limitation, Program Errors which are not present in the Reference Implementation. Such additional charges shall be charged against the $200,000 of Engineering Fees paid by Licensee to NCI for up to nine (9) cumulative man-months of engineering effort as set forth in Attachment B. Notwithstanding the foregoing, NCI has no obligation to perform services in connection with Program Errors (i) resulting from hardware or software not supplied by NCI; or (ii) which occur in the NCI Product release which is not the then-current release.

       b) FRONT-LINE SUPPORT. Licensee, and not NCI, will provide front-line, or first and second level, technical support to its Distributors, Customers and End Users. Such support includes call receipt, call screening, installation assistance, problem identification and diagnosis, efforts to create a repeatable demonstration of the Program Error and, if applicable, the replacement of any defective media or distribution of Minor updates. Licensee agrees that any End User Documentation distributed by Licensee will clearly and conspicuously state that Customers should call Licensee for technical support for the NCI Product. NCI will have no obligation to furnish any assistance, information or End User Documentation with respect to the NCI Product, to any Distributor, Customer or End User. If NCI customer support representatives are being contacted by a significant number of Licensee's Distributors, Customers or End Users then, upon NCI's request, Licensee and NCI will cooperate to minimize such contact.

                                    ATTACHMENT D

                              TO OEM LICENSE AGREEMENT

           USER INTERFACE AND BRANDING REQUIREMENTS FOR DIRECTED BROWSING


In all cases the color, positioning, trademarks and fonts used with the NCI Logo in conjunction with the NCI Product or Bundled Product will adhere to the NCI Signature Guidelines. Due to the limited nature of the screen real-estate used with embedded devices the following logo size requirements will replace general size requirements found in the NCI Signature Guidelines. For devices using screen sizes from Quarter VGA to Full VGA (320x240 up to 640x480), the NCI Logo shall be no smaller than 20 Pixels in height. (The height of the logo will define the width base on the standards found in the NCI Signature Guidelines.) For Devices using screen sizes of full VGA and above the NCI Logo shall be no smaller than 40 Pixels in height.

On any display Quarter VGA or larger (e.g. 320x240 pixels or 240x320 pixels), the NCI Logo will be presented in each of the following situations:

1) The NCI Logo will appear on any Navigation menus. A Navigation menu is defined as any menu, set of buttons, or commands that allow the user to control the Directed Browsing feature of the NCI Product. Examples of Navigation menus would include:

-      Pop up menu where the user can input a URL address
-      Menu where forward, back or home buttons are displayed
-      A function menu where directed web applications can be launched (e.g.
       mail)

2) The NCI Logo will appear on any Status bar menus. A Status bar menu is defined as any menu, pop-up window or overlay that reports the status of a directed browsing function within the NCI Product and/or Bundled Product. Examples of Status bars would include:

-      Progress bar in drawing a web page
-      Animated downloading icon (eg. Netscape logo in Navigator)
-      Status update when downloading applications, mail or other content

3) If a Directed Browsing application is part of a program "launch" the NCI Logo will appear as a splash screen on launch.

Status Bar Example:

[GRAPHIC]

Navigation Bar Example

[GRAPHIC]

                                 AMENDMENT N0. 1 TO
                               OEM LICENSE AGREEMENT
                           BETWEEN NETWORK COMPUTER, INC.
                            AND WIND RIVER SYSTEMS, INC.
                              DATED DECEMBER 31, 1997

This Amendment No. 1 ("Amendment No. 1") to the OEM License Agreement dated December 31, 1997 between Network Computer, Inc. a Delaware corporation ("NCI") and Wind River Systems, Inc., a Delaware corporation ("Licensee"), as amended (the "OEM License Agreement"), is made and entered into this 31st day of August, 1998 (the "Amendment 1 Effective Date").

                                       RECITALS

       A. Licensee has been granted a license to certain NCI technology under the terms and subject to the conditions set forth in the OEM License Agreement.

       B. The parties desire to amend the OEM License Agreement as set forth in this Amendment No. 1.

       C. All capitalized terms not defined herein shall have the meanings given them in the OEM License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Section 1.9 of the OEM License Agreement is hereby amended by deleting said Section and replacing it with the following:

              "1.9    "BUNDLED PRODUCT" means one or more products
              developed by Licensee that consists of the Licensee Product and any portion of the NCI Product, subject to the applicable limitations set forth in this Agreement."

2. Section 1.26 of the OEM License Agreement is hereby amended by deleting said Section and replacing it with the following:

              "1.26. "CUSTOMER" means a third party entity that enters into a Distributor Agreement (as defined below), excluding the Excluded Accounts (as defined below) only in the case where such third party entity is or intends to license or distribute TV Products (as defined below)."


3. Section 1 of the OEM License Agreement is hereby amended by adding the following subsections to the end of said Section:

              "1.30 "Excluded Accounts" shall mean internet service providers, pay television operators (including, without limitation, cable companies and satellite television companies) and Specified Accounts.

              1.31 "Specified Accounts" shall mean those third parties set forth on Exhibit A hereto which the parties acknowledge and agree (i) NCI shall retain an exclusive relationship with, and (ii) Licensee shall not distribute the Bundled Products to or through."

              1.32 "TV Products shall mean products that contain all or part of TV

              Navigator, DTV Navigator and/or eNavigator where the intended use of such products is for television display."

4. Section 2.1.1(iii) of the OEM License Agreement is hereby amended by deleting the entire third paragraph of said Section (which begins, "Notwithstanding anything else in this Agreement or the attachments and exhibits hereto, Licensee hereby agrees that it shall not modify the NCI Source Code...") and replace it with the following:

              "Licensee may modify the NCI Source Code and/or Distributable Source as provided in this Section 2.1.1 to create a Bundled Product that utilizes a television display (e.g., a display that is commonly referred to as a television, or supports television formats such as NTSC, PAL, SECAM, HDTV formats, or other new formats derived therefrom), provided such Bundled Product does not present Enhanced Television. "Enhanced Television" shall be deemed present if HTML, Javascript, or any portion of the NCI Product is utilized for any of the purposes below.

              (1) Overlay/merging of a video or television signal with a web application;
              (2)    Scaling of video (e.g. "Picture in a Picture");
              (3) Accessing data located in the VBI, MPEG or other in/out of band video stream;
              (4) Controlling any functions of the television or television device (including, but not limited to, tuning the channel, displaying channel information, IR blasting, One Touch record to a VCR);
              (5) Integrating any of the emerging television data transport protocols with the browser or browser-based application (including, but not limited to, Intercast, Wink, ATVEF, DVB, MHEG and ATSC); or
              (6) Manipulating any of the television system information (SI) information, Conditional Access System, or NVOD, VOD, PPV, and IPPV functions."

5. Section 2.1.1 of the OEM License Agreement is hereby amended by adding the following subsection to the end of said Section:

              "(iv) Notwithstanding anything in the foregoing subsection 2.1.1(iii), a non-exclusive, perpetual, irrevocable (except as provided in Section 13), non-transferable, non-assignable right and license, subject to payment of the Royalties hereunder, to distribute (directly or indirectly through Distributors) and sublicense (via Distributor Agreements) the NCI Product and Distributable Source, solely as incorporated in the Bundled Product, to Customers and Distributors, and to distribute (directly or indirectly through Distributors) and sublicense the NCI Product and Distributable Source, solely as incorporated in the Bundled Product, to End Users, in the Territory for Full Web Browsing purposes. "Full Web Browsing" shall mean Web Browsing and Directed Browsing. "Web Browsing" shall mean any mechanism that is used to display HTML or other Internet data via a network connection using standard Internet connection protocols such as HTTP or other current or future Internet protocols as defined by the W3C from time to time. "WC3" is an organization that is generally accepted by the industry as the authority for internet standards.

              All versions of the Bundled Product enabling Full Web Browsing will contain the following elements to enable
              NCI's Custom Connect Server, including any subsequent versions and updates thereto ("Custom Connect Server") to manage the client. The API's necessary to enable this functionality are found in three key areas:

                     -      HTTP based protocols;
                     -      Javascript functions; and
                     -      mime types.

              These API's enable the device to be administered by and to store data on trusted servers. These include, but are not limited to, the following protocols, mime types and functions:

              - Obtaining, verifying and using trust rules (i.e., the rules that determine which distinguished hosts can be trusted for which function) No host or object that is not certified by the trust rules may access those functions. The functions that require trust information include, but are not limited by:
                     -      Providing trusted content (i.e.,
                            content that may execute restricted
                            Javascript functions or mime types
                     -      Signing updates of the eNavigator
                            system software
                     -      Signing eNavigator application
                            software
                     -      Making an HTTP/SSL connection;
              - Setting the current time, local time zone, and daylight savings time information;
              -      Uploading client error information to be logged on
                     the server;
              - Discovering and downloading new software versions that are available on the server;
              -      Accessing and storing server resident persistent
                     storage;
              -      Accessing and storing client resident persistent
                     storage;
              -      Periodic and automatic dialing and getting of URLs;
              -      Changing the user context of the client device;
              - Setting the contact information for the device -- phone numbers, PPP login and passwords, DNS addresses, well-known URLs;
              -      Uploading of device usage information to a trusted
                     server;
              - Recognizing the client as a derivative product of a particular version of TV Navigator using a special form of the HTTP User Agent string; and
              - Recognizing the client as being produced for a particular original equipment manufacturer ("OEM"). This allows OEM-specific content to be easily sent to that client. This can be done by acquiring an OEM ID from NCI to be inserted in the HTTP User Agent string.

              Each Bundled Product enabling Full Web Browsing shall contain the complete set of functionality, including the functionality listed above, provided in the applicable NCI Product ("Certification Functionality"), if technically feasible. Each release of the Bundled Product enabling Full Web Browsing provided by Licensee must pass the NCI Certification Process. Licensee shall not remove, disable or modify the Certification Functionality in the NCI Products and shall ensure that the Certification Functionality cannot be removed, disabled or modified by any third party."

              The NCI Certification Process consists of:

              (a) Compatibility with:

                     -      Specified versions of the Custom Connect Server
                     -      Well known public Web sites specified by NCI
                     -      A set of canned test pages

              (b) Licensee shall certify that the Bundled Product enabling Full Web Browsing is certified with the same version of the Custom Connect Server, well known public Web sites specified by NCI and canned test pages, as the applicable NCI Product (from which such Bundled Product enabling Full Web Browsing was derived) was certified. NCI will provide only to Licensee technical support services in connection with the Certification Process which shall include reasonable installation assistance, initial training, and other reasonable mutually agreed upon technical support services in order for Licensee to setup and perform Certification Testing of Bundled Products enabling Web Browsing.

              (c) As part of the NCI Certification Process, NCI will make available to Licensee, with each release of an NCI Product:

                     - A reasonable number of free copies of the production versions of the Custom Connect
                            Server and associated documentation (not to exceed five (5) copies)
                     - Copies of NCI test pages and URLs of the well known public Web sites specified by NCI

              Compatibility testing for the Bundled Product enabling Full Web Browsing with the production versions of Custom Connect Server, well known public Web sites specified by NCI, and canned test pages shall be performed by Licensee. With each Bundled Product enabling Full Web Browsing, NCI may ask to monitor these tests, in which case Licensee will re-perform the tests in NCI's presence within two (2) weeks of NCI's request.

6. Section 2.1.2 of the OEM License Agreement is hereby amended by adding the following to the end of the first sentence: "..., or Full Web Browsing."

7. Section 2 of the OEM License Agreement is hereby amended by adding the following subsection to the end of said Section:

              "2.5   LICENSE TO DISTRIBUTE NCI TV NAVIGATOR AND NCI DTV
              NAVIGATOR. Notwithstanding anything to the contrary contained in Section 2.1.1(iii) (but subject to all the other terms and conditions of this Agreement), NCI hereby grants and Licensee hereby accepts, a non-exclusive, , non-transferable, non-assignable license for TV Navigator Period and right in the Territory to (i) to distribute the object code version of the TV Navigator and DTV Navigator, solely as incorporated in the Bundled Product to Customers, (ii) modify solely for porting the NCI TV Navigator and NCI DTV Navigator to the Licensee Products, and (iii) to sublicense solely to Customers the right (a) to reproduce the Bundled Product incorporating TV Navigator and DTV Navigator, solely in connection with the reproduction of Customer Bundled Products, and (b) distribute in the Territory such Customer Bundled Products directly or indirectly to End Users, provided that Licensee enters into written Distributor Agreements with such Customers "Customer Bundled Products" shall mean one or more products developed by an Customer that consists of the Bundled Product and such Customer's hardware. The "TV Navigator Period" shall commence as of the Amendment 1 Effective Date and shall continue unless, after a period of four (4) years from the Amendment 1 Effective Date, either party provides the other party with one (1) year written notice of termination."

8. Section 2.4 of the OEM License Agreement is hereby amended by adding the following to the end of said Section:

              "Subject to the terms and conditions of this Agreement, NCI hereby grants and Licensee hereby accepts a paid up, worldwide, non-exclusive, perpetual, irrevocable (except as provided in Section 13), non-transferable, non-assignable right and license (with the right to sublicense solely to Customers the right and license) to use, modify, and reproduce the End User Documentation, and to distribute to End Users through Customers the End User Documentation, solely in conjunction with the Customer Bundled Products."

9. Section 3.2 of the OEM License Agreement is hereby amended by adding the following to the end of said Section:

              "Licensee shall actively promote the NCI Server Software and promptly notify NCI of sales leads. NCI shall, upon Licensee's written request, supply Licensee with a reasonable number of copies of the applicable product literature and promotional materials for the NCI Server Software."

10. Section 3 of the OEM License Agreement is hereby amended by adding the following to the end of said Section:

              "3.6   SDKs.
                     3.6.1 NCI shall consult with Licensee with respect to specifications for NCI's TV Navigator software development kit and DTV Navigator software development kit (if and when available) including Licensee's Tornado development tools which are released subsequent to the Amendment 1 Effective Date and NCI shall consult with Licensee with respect to the implementation of such specifications. Notwithstanding the foregoing, the parties acknowledge that all final decisions with respect NCI's TV Navigator software development kit and DTV Navigator software development kit shall reside with NCI. The TV Navigator software development kit that NCI develops pursuant to this Section
              3.6.1 shall be the only version of software development kit containing NCI's TV Navigator software and Licensees'
              Tornado development tools that either party will be permitted to develop during the term of this Agreement."

                     3.6.2 NCI hereby grants to Licensee a non-exclusive, , non-transferable, worldwide right and license for the TV Navigator Period to, and to sublicense solely to Customers the right to, use one (1) development seat per TV Navigator software development kit ("NCI SDK Development Seat") for the following purposes in accordance with the terms and conditions set forth herein and in the applicable software development kit license agreement (a current version of which is attached as Exhibit B hereto) ("SDK License Agreements"): to integrate a Customer's hardware with the Bundled Product. All sublicenses of the TV Navigator software development kit granted by Licensee to Customers as provided in this Section shall be pursuant to written
              SDK License Agreements. In consideration for such license, Licensee shall pay to NCI a license fee of [***]* dollars ($[***]*) per NCI SDK
              Development Seat licensed which amount shall be due within thirty (30) days following the end of the quarter in which the license fees for such NCI SDK Development Seats are due to Licensee (which is forty-five (45) days after the date of Licensee's invoice) ("Licensee Payment Accrual Date"). In the event that (i) Licensee has paid for a NCI SDK Development Seat(s), (ii) Licensee does not receive payment from the Customer(s) for such NCI SDK Development Seat(s), and (iii) has the NCI SDK returned to Licensee ("Returned SDK Seat") within forty-five (45) days of the Licensee Payment Accrual Date, NCI will credit Licensee's account in the amount of such Returned SDK Seat, which may be applied against future license fees for NCI SDK Development Seats for a period of one (1) year. Licensee shall refer any requests for additional NCI SDK Development Seat licenses and any maintenance and technical support for the NCI SDK Development Seat to NCI."

11. Section 4.1.1 of the OEM License Agreement is hereby amended by deleting the third sentence in said Section and replacing it with the following:

              "Licensee shall pay NCI any Royalties accrued hereunder during each quarter (as defined in Section 4.1 of the Agreement) within thirty (30) days following the end of such quarter and each such payment shall be accompanied by a quarterly report as described in Section 4.3 below."

12. Section 4.3 of the OEM License Agreement is hereby amended by deleting said Section and replacing it with the following:

              "Licensee shall report to NCI within thirty (30) calendar days after the end of each quarter, the type of Bundled Product and/or Updates distributed directly or indirectly to each Customer (and End User, as applicable) during such quarter, organized in a manner to permit a separate review of Bundled Product and Updates, the postal codes of each such Customer (and End User, as applicable), the number of copies and type of Bundled Product (by platform) used internally by Licensee for the first time during such quarter, and such other information as NCI may from time to time reasonably request."


13. Section 13.4 of the OEM License Agreement is hereby amended by adding the following subsection to the end of said Section:

                   "13.4.3 In the event that the licenses granted in
              Section 2.5 are terminated by either party pursuant to
              Section 2.5, and provided Licensee fulfills its obligations specified in this Agreement with respect to such items, Licensee may continue to use and retain copies of the applicable NCI Product and End User Documentation, but only for a period of five (5) years following the effective date of such termination and only to the extent, necessary to support and maintain the Bundled Product rightfully distributed to End Users and Customers by Licensee, directly or indirectly through Distributors, prior to termination of this Agreement. After such five (5) year period, Licensee shall, at NCI's option, either deliver to NCI or destroy all copies of the applicable NCI Product and End User Documentation and any other materials provided by NCI to Licensee with respect thereto and shall furnish to NCI an affidavit signed by an officer of Licensee certifying that, to the best of its knowledge, such delivery or destruction has been fully effected. For the avoidance of doubt, termination of the licenses granted in
              Section 2.5 shall not terminate this Agreement, but

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.

              termination of this Agreement shall terminate the licenses granted in Section 2.5. For the two (2) year period following the date of termination of the licenses granted in Section 2.5 and provided Licensee pays to NCI the applicable Services Fees, NCI will provide the maintenance and technical support services for the version of the NCI TV Navigator and NCI DTV Navigator (as applicable) current as of the date of such termination. In the event that as of the date of such termination, Licensee's most current version is an earlier version of the NCI TV Navigator and NCI DTV Navigator (as applicable), NCI shall only support such earlier version for two (2) years from Licensee's receipt of such earlier version."

14. Section 14.3 of the OEM License Agreement is hereby amended by replacing "Directed Browsing" with "Full Web Browsing" in each instance where it appears in said Section.

15. Attachment A of the OEM License Agreement is hereby amended by deleting the definition of NCI Product and replacing it with the following:

              "NCI Product:             NCI eNavigator-TM- Version 1.1 derived
                                        from TV Navigator-TM- ("eNavigator"),
                                        including Updates thereto;

                                        NCI TV Navigator ("TV Navigator"),
                                        including Updates thereto;

                                        NCI DTV Navigator if and when
                                        available ("DTV Navigator"), including
                                        Updates thereto."

16. Attachment A of the OEM License Agreement is hereby amended by deleting the definition of Embedded Graphics Usage and replacing it with the following:

              "Embedded Graphics Usage" shall mean any use by Licensee of the eNavigator Graphics Technology (as defined below), provided that (a) such use of the eNavigator Graphics Technology is solely in connection with the creation of a non-Internet application, and (b) the eNavigator Graphics Technology (as defined below) is not utilized to create or in conjunction with any product marketed, distributed or developed by Licensee that is a network browser or otherwise competes with the NCI Product as it exists on the date NCI delivers the Deliverables to Licensee, and (c) any use of the HTML code is solely for the development of static (meaning a device that does not permit downloading of new content or user interfaces from a network),user interface displays. The HTML code referred to in (c) above may only be distributed in object code form. The "eNavigator Graphics Technology" shall be limited to the following components of the NCI Product: (i) the Window Manager, (ii) the binary code for the Javascript engine,
              (iii) the 2D Graphics library, and (iii) the UI Widget library, (iv) the text library and (v) the binary HTML code for the NCI Products. The source code for the foregoing components are herein referred to as the NCI Source Code for Embedded Graphics Usage. Notwithstanding anything in this Agreement to the contrary Licensee shall have no right to use the Embedded Graphics Usage in conjunction with televisions with Full Web Browsing or to create any form of
              a television "browser application".   Notwithstanding
              anything in this Agreement to the contrary, Licensee shall have no rights to distribute source code for the Javascript engine or the Bitstream font technology."

17. Attachment A of the OEM License Agreement is hereby amended by adding the source header files set forth on Exhibit D hereto to the end of the section entitled "SDK Source Headers".

18. Attachment A of the OEM License Agreement is hereby amended by adding the following to the end of the section entitled "Deliverables":

              "Description                Estimated Delivery Date
              NCI TV Navigator 1.2        within 14 days following the
                                          Amendment 1 Effective Date
              DTV Navigator               if and when available"

19. Attachment B of the OEM License Agreement is hereby amended by adding the following to the end of the Section entitled "Pricing":

              "Amendment 1
              Prepaid Royalty:            Licensee shall pay to NCI a
                                          non-refundable, non-cancelable
                                          prepayment of Royalties for
                                          Full Web Browsing in the amount
                                          of $[***]* payable as
                                          follows: $[***]* upon the
                                          Amendment 1 Effective Date,
                                          $[***]* on or before December
                                          31, 1998, and $[***]* on or
                                          before May 15, 1999."

20. Attachment B of the OEM License Agreement is hereby amended by deleting the definition of "Prepaid License Fee" and replacing it with the following:

              " - Prepaid License Fee:    The parties acknowledge and
                                          agree that Licensee has paid to
                                          NCI a prepaid license fee in
                                          the amount of $[***]* for
                                          royalties on Tier II Directed
                                          Browsing applications.  The
                                          parties also acknowledge and
                                          agree that such $[***]* is
                                          no longer considered to be a
                                          prepayment of royalties as set
                                          forth in the foregoing sentence
                                          but is hereby deemed to be a
                                          one-time non-refundable, non-
                                          cancelable, non-recoupable
                                          license fee in consideration
                                          for the rights granted herein
                                          with respect to Embedded
                                          Graphics and Directed
                                          Browsing."

21. Attachment B of the OEM License Agreement is hereby amended by deleting the definition of "Royalties" and replacing it with the definition set forth on Exhibit C hereto.

22. This Amendment No. 1 shall be deemed to be incorporated into the OEM License Agreement and made a part thereof. All references to the OEM License Agreement in any other document shall be deemed to refer to the OEM License Agreement as modified by this Amendment No. 1. Except as modified by this Amendment No. 1, the OEM License Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. In the event that the terms of this Amendment No. 1 conflict with the terms of the OEM License Agreement, or its exhibits, as amended, the terms of this Amendment No. 1 shall be deemed to govern.

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.

23. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

24. Section 2.1.4 of the OEM License Agreement is hereby amended by adding the following to the last sentence: between the word "Usage" and "capabilities" add ", or Full Web Browsing".


IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the Amendment 1 Effective Date.

"NCI"                                    "Licensee"

Network Computer, Inc.                   Wind River Systems, Inc.

By:                                      By:
   -------------------------------          -------------------------------
Print Name:                              Print Name:
           -----------------------                  -----------------------
Title:                                   Title:
      ----------------------------             ----------------------------

                                     EXHIBIT A

                                 SPECIFIED ACCOUNTS

"Specified Accounts" shall refer to the entities listed below. NCI will, within one month following the Amendment 1 Effective Date, provide Licensee with an updated list of Specified Accounts which will be updated to include certain of the below listed entities' subsidiaries and which shall amend this Exhibit A.

[***]

If Wind River intends to become involved in a design of a Bundled Product with one of the Specified Accounts ("Proposed Relationship"), Wind River will notify NCI in writing (to NCI's General Counsel and Senior Director of OEM Sales) requesting approval to proceed with the Proposed Relationship prior to approaching the Specified Account. Such notice shall include the name of the Specified Account, contact and project information. If NCI is not currently engaged in business discussions for the same or related projects with the Specified Account, then NCI's approval shall not be unreasonably withheld. NCI agrees to respond to such requests for approval within five (5) business days of NCI's acknowledgement by NCI's Senior Director of OEM Sales of receipt of such a request, after which the Proposed Relationship will be deemed approved.

[***] CONFIDENTIAL TREATMENT REQUESTED

                                     Exhibit B

                     NCI TV NAVIGATOR-TM- SDK LICENSE AGREEMENT

The following terms shall apply to any NCI NAVIGATOR SOFTWARE DEVELOPMENT TOOLKITs licensed to ISP (referred to as "Licensee") hereunder.

REDISTRIBUTION OF THIS SOFTWARE DEVELOPMENT TOOLKIT ("SDK") OR ANY DOCUMENTATION PROVIDED TO LICENSEE BY NCI IS STRICTLY PROHIBITED. REDISTRIBUTION OF ANY RESULTS CREATED USING THIS SDK ARE PROHIBITED UNLESS SUCH RIGHT HAS BEEN GRANTED PURSUANT TO A WRITTEN LICENSE AGREEMENT EXECUTED BY NCI AND LICENSEE (THE "RESELLER AGREEMENT") AND THEN ONLY AS LICENSED THEREBY.

THE MEDIA CONTAINED IN THIS PACKAGE INCLUDE A NUMBER OF SEPARATE PROGRAMS, INCLUDING THE TORNADO FOR NCI TV NAVIGATOR, ADD-ON COMPONENTS AND TOOL PROGRAMS FOR USE WITH TORNADO FOR NCI TV NAVIGATOR, AND THE NCI TV NAVIGATOR SYSTEM COMPONENTS. LICENSEE IS PERMITTED TO USE ONLY THOSE PROGRAMS FOR WHICH LICENSEE HAS PAID THE LICENSE FEE AND OBTAINED A PASS KEY FROM NCI ALLOWING LICENSEE ACCESS TO THE PROGRAM. LICENSEE HAS NOT LICENSED A PROGRAM UNTIL LICENSEE HAS PAID THE LICENSE FEE AND OBTAINED THE PASS KEY. FURTHERMORE, LICENSEE'S USE OF THIS SDK IS SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH BELOW.

LICENSE.

This SDK is licensed, not sold, to Licensee for use only under the terms of this agreement, and NCI and its licensors reserve all rights not expressly granted to Licensee. Licensee owns the media on which this SDK was originally fixed, but NCI and its licensors retain ownership of all copies of the programs comprising this SDK (collectively the "Programs"). Licensee (the original licensee of this SDK) may:

(a) use this SDK on a single computer by one user at a time. Use is limited to development of the Product or Products as defined in the Reseller Agreement which may only be performed at the site set forth herein or, if applicable, only at the location of Licensee's principal office as set forth in the Reseller Agreement. Furthermore, use is limited to development for a Product or Products which execute on a single target architecture, as set forth herein or, if applicable, the target architecture set forth in the Reseller Agreement. The number of authorized seats may be increased only upon approval of NCI and payment of additional license fees.
(b) make one copy of Tornado for NCI TV Navigator or Tornado for NCI TV Navigator Component Program licensed by Licensee or portions thereof except for the directory "bin", sub directory "h", and the files entitled "makefile" in directories "config/all" and "config/(target)". Such copy shall be in tangible object code form only for physical incorporation into a Product or Products as defined in the Reseller Agreement that Licensee develops using this SDK, provided that such copy includes a reproduction of any notices appearing in or on the programs included in this SDK. Such copy shall be used for development processes only and be accessed only as part of the Target Application and not on a stand alone or independent basis.
(c) make one copy of any licensed programs in tangible object code form for purposes of backup; provided that such copy includes a reproduction of any notices appearing in or on such program.

LICENSE RESTRICTIONS.

(a) Unauthorized copying of this SDK, the Programs or the written materials included in this package is expressly forbidden. Licensee may be held legally responsible for any copyright infringement which is caused or encouraged by Licensee's failure to abide by the terms of this agreement.
(b) Licensee may not market, distribute, or transfer copies of this SDK or the Program to others or electronically transfer this SDK or the Programs from one computer to another over a network.
(c) Licensee may not: (i) permit other individuals to use this SDK or the Programs; (ii) modify, translate, reverse engineer, decompile, disassemble (except to the extent applicable laws specifically prohibit such restriction), or create derivative works based on this SDK or the Programs; (iii) copy this SDK or the Programs (except as expressly provided herein); (iv) rent, lease, grant a security interest in, or otherwise transfer rights to this SDK or the Programs; or (v) remove any proprietary notices or labels in or on this SDK or the Programs.
(d) Licensee understands that NCI and its licensors may update or revise this SDK and/or the Programs and in so doing incurs no obligation to furnish such updates to Licensee unless Licensee has purchased current support and maintenance services from

NCI as described in the section below titled Technical Support.
(e) Use of this SDK and the Programs is subject to proper AND complete installation of the NCI TV Navigator System Components pursuant to the instructions and procedures provided to Licensee by NCI.
(f) Upon transfer of this SDK, any Program or any copy thereof, the licensed granted hereunder shall terminate immediately.
(g) Unless otherwise agreed by the parties in writing, any and all development by Licensee of device drivers must be performed at NCI's premises.

To the extent European Economic Community ("EEC") law is applicable, the above restrictions on reverse engineering, decompiling, disassembling or reducing any machine-readable software or component to human-readable form is limited so that it prohibits such activity only to the maximum extent such activity may be prohibited without violating the EEC Directive on the legal protection of computer programs.

HARDWARE LOANS.

In the event that NCI has provided Licensee any hardware (including, without limitation, the NCI Reference Platform) for use with the SDK, Licensee shall return to NCI any such hardware immediately upon the earlier of (i) NCI's written request to Licensee or (ii) the date agreed upon by the parties in any separate written agreement for the return of such hardware. NCI shall retain all right, title and interest in and to such hardware at all times, including, without limitation, the period while such hardware is located at Licensee's facilities.

DISCLAIMER OF WARRANTY.

THIS SDK IS PROVIDED ON AN "AS IS" BASIS. NCI AND ITS LICENSORS EXPRESSLY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THIS SDK AND ANY RESULTS CREATED USING THIS SDK IS BORNE BY LICENSEE. IN ADDITION, THE SECURITY MECHANISMS IMPLEMENTED BY THIS SDK AND RESULTS GENERATED THROUGH ITS USE HAVE INHERENT LIMITATIONS, AND LICENSEE MUST DETERMINE THAT THE SDK AND SUCH RESULTS SUFFICIENTLY MEET LICENSEE'S SECURITY REQUIREMENTS. THIS DISCLAIMER OF WARRANTY CONSTITUTES AN ESSENTIAL PART OF THE AGREEMENT. SOME JURISDICTIONS DO NOT ALLOW EXCLUSIONS OF AN IMPLIED WARRANTY, SO THIS DISCLAIMER MAY NOT APPLY AND LICENSEE MAY HAVE OTHER LEGAL RIGHTS THAT VARY BY JURISDICTION.

TITLE.

Title, ownership rights, and intellectual property rights in this SDK and the Programs shall remain in NCI and/or its licensors. This SDK is protected by the copyright laws and treaties.

CONFIDENTIALITY.

NCI and its licensors consider this SDK and the Programs to contain valuable trade secrets of NCI and its licensors, the unauthorized disclosure of which could cause irreparable harm to NCI and/or its licensors. Licensee agrees to use reasonable efforts not to disclose the Programs to any third parties and not to use the Programs other than for the purposes authorized by this Agreement. This confidentiality obligation shall continue after any termination of this Agreement.

TERMINATION.

This Agreement is effective until terminated. The Sections of this Agreement titled License Restrictions, Disclaimer of Warranty, Limitation of Liability, Title, Confidentiality and Miscellaneous shall survive any termination or expiration of this Agreement. This Agreement will terminate automatically upon Licensee's failure to comply with any of the limitations described herein or in the Reseller Agreement by and between NCI and Licensee.

Licensee hereby acknowledges that unless and until Licensee enters into a Reseller Agreement, Licensee shall use the SDK solely for its internal evaluation purposes.

On any termination or expiration of this Agreement, Licensee must, at NCI's option, return or destroy the SDK, any documentation provided by NCI and any copies thereof and shall return to NCI all hardware (including, without limitation, the NCI Reference Profile), if any, provided by NCI to Licensee for use with the SDK.

EXPORT CONTROLS.

None of this SDK or any underlying information or technology may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, Yugoslavia, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By using this SDK, Licensee is agreeing to the foregoing and Licensee is representing and warranting that Licensee is not located in, under the control of, or a national or resident of any such country or on any such list.

SUPPORT AND MAINTENANCE.

Upon mutual agreement of the parties and subject to NCI's standard support and maintenance terms and conditions (including payment of NCI's then-current support and maintenance fees), NCI shall provide to Licensee support and maintenance for the SDK licensed hereunder.

LIMITATION OF LIABILITY.

UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL NCI OR ITS LICENSORS BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. IN NO EVENT WILL NCI BE LIABLE FOR ANY DAMAGES IN EXCESS OF THE AMOUNT NCI RECEIVED FROM LICENSEE FOR A LICENSE TO THIS SDK, EVEN IF NCI SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. FURTHERMORE, SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS LIMITATION AND EXCLUSION MAY NOT APPLY TO LICENSEE. THE WARRANTY DISCLAIMERS AND LIMITATION OF LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN LICENSEE AND NCI.

HIGH RISK ACTIVITIES.

The SDK and results created using the SDK are not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the SDK and results created using the SDK could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). NCI and its licensors specifically disclaim any express or implied warranty of fitness for High Risk Activities.

MISCELLANEOUS.

This Agreement represents the complete agreement concerning this license and may amended only by a writing executed by both parties. THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY LICENSEE IS EXPRESSLY MADE CONDITIONAL ON LICENSEE'S ASSENT TO THE TERMS SET FORTH HEREIN, AND NOT THOSE IN LICENSEE'S PURCHASE ORDER. If any provision of this Agreement is held to be unenforceable, such provision shall be reformed only to the extent necessary to make it enforceable and the remaining provisions of this Agreement will not be affected or impaired in any way. This Agreement shall be governed by California law without regard to the conflict of laws provisions thereof. The application the United Nations Convention of Contracts for the International Sale of Goods is expressly excluded. If any legal action or proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

U.S. GOVERNMENT RESTRICTED RIGHTS.

If this SDK is acquired by or on behalf of a unit or agency of the United States Government, this provision applies. If the Programs are acquired by or on behalf of a unit or agency of the United States Government, this provision applies. The Programs: (a) were developed at private expense, are existing computer software and no part of them were developed with government funds,
(b) are a trade secret of NCI or its licensors for all purposes of the Freedom of Information act, (c) are "restricted computer software" submitted with restricted rights in accordance with subparagraphs (a) through (d) of the

Commercial Computer Software-Restricted Rights clause at 52.227-19 and its successors, (d) in all respects are proprietary data belonging solely to NCI or its licensors, and (e)are unpublished and all rights are reserved under the copyright laws of the United States. For units of the Department of Defense (DoD), the programs are licensed only with "Restricted Rights" as that term is defined in the DoD supplement to the Federal Acquisition Regulation 252.227-7013 (c)(1)(ii), Rights in Technical Data and Computer Software and its successors, and use, duplication or disclosure is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227-7013 or to NCI's standard commercial license, as applicable. Contractor/manufacturer is Network Computer, Inc., 1000 Bridge Parkway, Redwood Shores, CA 94065. If the Programs are acquired under a GSA Schedule, the Government has agreed to refrain from changing or removing any insignia or lettering from the Programs or the documentation as provided or from producing copies of manuals or media (except for backup purposes).

                                     EXHIBIT C

                                      PRICING


       "-     Royalties:

              a) For Directed Browsing/Embedded Graphics Applications for eNavigator:



=============================================================================
       PRODUCT                                             ROYALTY/UNIT
-----------------------------------------------------------------------------
       Tier I: NCI eNavigator v1.1 for Directed
       Browsing (excluding Tier II applications)               NONE
-----------------------------------------------------------------------------
       Tier II: NCI eNavigator v1.1 for Directed
       Browsing Applications for Web Phones, Car
       Navigation Systems, and Personal Digital
       Assistants                                              NONE
-----------------------------------------------------------------------------
       Embedded Graphics Applications                       SEE BELOW
=============================================================================
       NCI eNavigator v1.1 Source Code Access                  N/A
=============================================================================

              In the event Licensee elects to include available third party modules, Licensee agrees to pay optional third party royalties at a [***]* percent ([***]*%) discount off of NCI's list price applicable to such optional modules provided that such third party module is available from NCI in source code form. Personal Java will be treated as an optional third party module if available.

              Licensee shall make the following payments for distributing units of the Bundled Product as follows:
                     (i) For any Bundled Product where the use of eNavigator is restricted solely to Embedded Graphics Usage, Licensee shall owe no additional Royalty hereunder.
                     (ii) For any Bundled Product licensed for any Tier I Application or Tier II Application of Directed Browsing, Licensee shall owe no additional Royalty hereunder.

              b)     For Web Browsing:

                     Licensee shall pay a Royalty on each unit of the Bundled Product manufactured which includes eNavigator and which provides Web Browsing capabilities which shall be (i) at least [***]*% of Licensee's combined selling price for the Bundled Product, (ii) at least [***]*% of Licensee's selling price for eNavigator, and (iii) subject to the minimum per unit Royalties set forth below. Web Browsing Royalties shall be due at the end of the quarter of the applicable Licensee Payment Accrual Date.

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.


------------------------------------------------------------------------------------------
  COMMITTED UNIT VOLUME        MINIMUM ENAVIGATOR          MINIMUM ENAVIGATOR
  PER PROJECT                  Royalties per unit          Royalties per unit of
                               of Bundled Product          Bundled Product manufactured
                               manufactured not            utilizing a television
                               utilizing a television      display in any form, but do
                               display in any form         not present Enhanced TV
------------------------------------------------------------------------------------------
  First 1000                   $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  1,001 - 2,499                $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  2,500 - 4,999                $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  5,000 - 9999                 $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  10,000 - 24,999              $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  25,000 - 49,999              $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  50,000 - 99,999              $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  100,000 - 249,999            $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  250,000 - 499,999            $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  500,000 - 999,999            $[***]*                     $[***]*
------------------------------------------------------------------------------------------
  1,000,000+                   $[***]*                     $[***]*
------------------------------------------------------------------------------------------

              c)     For TV and DTV Navigator (if and when available):

                     Licensee will pay to NCI a royalty which is equal to [***]* percent ([***]*%) of NCI's then-current price list for TV Navigator or DTV Navigator (if and when available), as applicable, per each unit of the Customer Bundled Product manufactured incorporating the TV Navigator or the DTV Navigator (if and when available). TV Navigator and DTV Navigator Royalties shall be due at the end of the quarter of the applicable Licensee Payment Accrual Date."

--------------
* Confidential Treatment Requested. Confidential portion has been filed with the Securities and Exchange Commission.

                                   EXHIBIT D

                              SOURCE HEADER FILES


TVNavSDK\include\anim
TVNavSDK\include\AppError.h
TVNavSDK\include\appmod
TVNavSDK\include\AppMsg.h
TVNavSDK\include\arch
TVNavSDK\include\assert.h
TVNavSDK\include\aud
TVNavSDK\include\AudMsg.h
TVNavSDK\include\Base.h
TVNavSDK\include\bootLib.h
TVNavSDK\include\cAccntMan.h
TVNavSDK\include\cacheLib.h
TVNavSDK\include\CacheMan.h
TVNavSDK\include\capabilities.h
TVNavSDK\include\cAud.h
TVNavSDK\include\cCacheMan.h
TVNavSDK\include\cErrLog.h
TVNavSDK\include\CharSet.h
TVNavSDK\include\chat
TVNavSDK\include\cHwfHandlers.h
TVNavSDK\include\cI8042.h
TVNavSDK\include\cIspConnect.h
TVNavSDK\include\classLib.h
TVNavSDK\include\cNotifier.h
TVNavSDK\include\codeHeader.h
TVNavSDK\include\cRemote.h
TVNavSDK\include\ctype.h
TVNavSDK\include\DataWrapper.h
TVNavSDK\include\dbgLib.h
TVNavSDK\include\Destroyable.h
TVNavSDK\include\dir.txt
TVNavSDK\include\dllLib.h
TVNavSDK\include\errno.h
TVNavSDK\include\errnoLib.h
TVNavSDK\include\esf.h
TVNavSDK\include\excLib.h
TVNavSDK\include\fcntl.h
TVNavSDK\include\Fetcher.h
TVNavSDK\include\gfx
TVNavSDK\include\html
TVNavSDK\include\HtmlHandler.h
TVNavSDK\include\iCacheMan.h
TVNavSDK\include\int64.h
TVNavSDK\include\intl
TVNavSDK\include\intLib.h
TVNavSDK\include\ioLib.h
TVNavSDK\include\iosLib.h
TVNavSDK\include\iv.h
TVNavSDK\include\JisKbd.h
TVNavSDK\include\kernel
TVNavSDK\include\limits.h
TVNavSDK\include\liveConn
TVNavSDK\include\logLib.h
TVNavSDK\include\lstLib.h
TVNavSDK\include\Mail.h

TVNavSDK\include\MailNotHandler.h
TVNavSDK\include\math.h
TVNavSDK\include\media
TVNavSDK\include\memLib.h
TVNavSDK\include\mime
TVNavSDK\include\MimeHandler.h
TVNavSDK\include\MiscPlatformDep.h
TVNavSDK\include\module.h
TVNavSDK\include\navio.h
TVNavSDK\include\navioBoot.h
TVNavSDK\include\navioErr.h
TVNavSDK\include\navioInit.h
TVNavSDK\include\net
TVNavSDK\include\net.h
TVNavSDK\include\NviParamdef.h
TVNavSDK\include\objLib.h
TVNavSDK\include\PlatformInfo.h
TVNavSDK\include\PlatformInfoBitmask.h
TVNavSDK\include\portServices.h
TVNavSDK\include\PrintDriver.h
TVNavSDK\include\private
TVNavSDK\include\qClass.h
TVNavSDK\include\qLib.h
TVNavSDK\include\reg
TVNavSDK\include\regs.h
TVNavSDK\include\rngLib.h
TVNavSDK\include\Rtc.h
TVNavSDK\include\scriptSym
TVNavSDK\include\sec
TVNavSDK\include\selectLib.h
TVNavSDK\include\semLib.h
TVNavSDK\include\sioLib.h
TVNavSDK\include\SmartBoot.h
TVNavSDK\include\stdarg.h
TVNavSDK\include\stddef.h
TVNavSDK\include\stdio.h
TVNavSDK\include\stdlib.h
TVNavSDK\include\string.h
TVNavSDK\include\stringutil.h
TVNavSDK\include\sys
TVNavSDK\include\sysLib.h
TVNavSDK\include\taskLib.h
TVNavSDK\include\Text.h
TVNavSDK\include\TextTypes.h
TVNavSDK\include\tickLib.h
TVNavSDK\include\time.h
TVNavSDK\include\ttyLib.h
TVNavSDK\include\tyLib.h
TVNavSDK\include\types
TVNavSDK\include\unistd.h
TVNavSDK\include\USKbd.h
TVNavSDK\include\util
TVNavSDK\include\Vec.h
TVNavSDK\include\vid
TVNavSDK\include\Virtual.h
TVNavSDK\include\vwModNum.h
TVNavSDK\include\vxWorks.h
TVNavSDK\include\wchar.h
TVNavSDK\include\wdLib.h
TVNavSDK\include\widget
TVNavSDK\include\win

TVNavSDK\include\anim\AnimPlyr.h
TVNavSDK\include\appmod\AppModule.h
TVNavSDK\include\arch\i86
TVNavSDK\include\arch\mips
TVNavSDK\include\arch\ppc
TVNavSDK\include\arch\i86\archI86.h
TVNavSDK\include\arch\i86\cacheI86Lib.h
TVNavSDK\include\arch\i86\dbgI86Lib.h
TVNavSDK\include\arch\i86\esfI86.h
TVNavSDK\include\arch\i86\excI86Lib.h
TVNavSDK\include\arch\i86\ivI86.h
TVNavSDK\include\arch\i86\regsI86.h
TVNavSDK\include\arch\mips\archMips.h
TVNavSDK\include\arch\mips\r4000.h
TVNavSDK\include\aud\Aud.h
TVNavSDK\include\aud\cAud.h
TVNavSDK\include\aud\Snd.h
TVNavSDK\include\aud\UiSnd.h
TVNavSDK\include\gfx\cColor.h
TVNavSDK\include\gfx\Color.h
TVNavSDK\include\gfx\FbColor.h
TVNavSDK\include\gfx\FbMemRegion.h
TVNavSDK\include\gfx\GfxCtx.h
TVNavSDK\include\gfx\GfxPrims.h
TVNavSDK\include\gfx\GfxTypes.h
TVNavSDK\include\gfx\GfxUtil.h
TVNavSDK\include\gfx\GifCond.h
TVNavSDK\include\gfx\Image.h
TVNavSDK\include\gfx\PdGfx.h
TVNavSDK\include\gfx\PixMap.h
TVNavSDK\include\gfx\png.h
TVNavSDK\include\gfx\Rect.h
TVNavSDK\include\gfx\RectList.h
TVNavSDK\include\gfx\t9685i2c.h
TVNavSDK\include\gfx\VBlankClock.h
TVNavSDK\include\intl\Locale.h
TVNavSDK\include\kernel\ansiTimeExt.h
TVNavSDK\include\kernel\BSem.h
TVNavSDK\include\kernel\cBsem.h
TVNavSDK\include\kernel\cClock.h
TVNavSDK\include\kernel\cCondVar.h
TVNavSDK\include\kernel\cDirectory.h
TVNavSDK\include\kernel\cEvent.h
TVNavSDK\include\kernel\cFile.h
TVNavSDK\include\kernel\cHwFault.h
TVNavSDK\include\kernel\Clock.h
TVNavSDK\include\kernel\ClockTypes.h
TVNavSDK\include\kernel\cMemRegion.h
TVNavSDK\include\kernel\cMsgQueue.h
TVNavSDK\include\kernel\cMsgTypes.h
TVNavSDK\include\kernel\cMutex.h
TVNavSDK\include\kernel\CondVar.h
TVNavSDK\include\kernel\cShareLock.h
TVNavSDK\include\kernel\cSysMonitor.h
TVNavSDK\include\kernel\cSystem.h
TVNavSDK\include\kernel\cThread.h
TVNavSDK\include\kernel\cTimer.h
TVNavSDK\include\kernel\Directory.h
TVNavSDK\include\kernel\Event.h
TVNavSDK\include\kernel\File.h
TVNavSDK\include\kernel\HwFault.h

TVNavSDK\include\kernel\iBsem.h
TVNavSDK\include\kernel\iClock.h
TVNavSDK\include\kernel\iCondVar.h
TVNavSDK\include\kernel\iDirectory.h
TVNavSDK\include\kernel\iEvent.h
TVNavSDK\include\kernel\iFile.h
TVNavSDK\include\kernel\iHwFault.h
TVNavSDK\include\kernel\iMemRegion.h
TVNavSDK\include\kernel\iMsgQueue.h
TVNavSDK\include\kernel\iMutex.h
TVNavSDK\include\kernel\iShareLock.h
TVNavSDK\include\kernel\iSystem.h
TVNavSDK\include\kernel\iThread.h
TVNavSDK\include\kernel\iTimer.h
TVNavSDK\include\kernel\MemRegion.h
TVNavSDK\include\kernel\Msg.h
TVNavSDK\include\kernel\MsgQueue.h
TVNavSDK\include\kernel\Mutex.h
TVNavSDK\include\kernel\ShareLock.h
TVNavSDK\include\kernel\System.h
TVNavSDK\include\kernel\Thread.h
TVNavSDK\include\kernel\Timer.h
TVNavSDK\include\kernel\TimerTypes.h
TVNavSDK\include\liveConn\LiveConnEnabled.h
TVNavSDK\include\liveConn\LiveConnLoadable.h
TVNavSDK\include\media\Conductor.h
TVNavSDK\include\media\iConductor.h
TVNavSDK\include\mime\MimeRequest.h
TVNavSDK\include\net\uio.h
TVNavSDK\include\private\classLibP.h
TVNavSDK\include\private\eventP.h
TVNavSDK\include\private\funcBindP.h
TVNavSDK\include\private\objLibP.h
TVNavSDK\include\private\semLibP.h
TVNavSDK\include\reg\cReg.h
TVNavSDK\include\reg\cRegDef.h
TVNavSDK\include\reg\cRegName.h
TVNavSDK\include\reg\reg.h
TVNavSDK\include\scriptSym\DataValue.h
TVNavSDK\include\sys\fcntlcom.h
TVNavSDK\include\sys\ioctl.h
TVNavSDK\include\sys\times.h
TVNavSDK\include\sys\types.h
TVNavSDK\include\types\navANSI.h
TVNavSDK\include\types\navArch.h
TVNavSDK\include\types\navCpu.h
TVNavSDK\include\types\navParams.h
TVNavSDK\include\types\navTypes.h
TVNavSDK\include\types\navTypesBase.h
TVNavSDK\include\types\navTypesOld.h
TVNavSDK\include\types\vxANSI.h
TVNavSDK\include\types\vxArch.h
TVNavSDK\include\types\vxCpu.h
TVNavSDK\include\types\vxParams.h
TVNavSDK\include\types\vxTypes.h
TVNavSDK\include\types\vxTypesBase.h
TVNavSDK\include\types\vxTypesOld.h
TVNavSDK\include\util\navFlash.h
TVNavSDK\include\util\navRom.h
TVNavSDK\include\util\ScreenSaver.h
TVNavSDK\include\vid\cVid.h

TVNavSDK\include\vid\Tv.h
TVNavSDK\include\widget\Alert.h
TVNavSDK\include\widget\Ascii.h
TVNavSDK\include\widget\Border.h
TVNavSDK\include\widget\CheckBox.h
TVNavSDK\include\widget\Component.h
TVNavSDK\include\widget\Container.h
TVNavSDK\include\widget\Document.h
TVNavSDK\include\widget\Focus.h
TVNavSDK\include\widget\Frame.h
TVNavSDK\include\widget\Grid.h
TVNavSDK\include\widget\Highlight.h
TVNavSDK\include\widget\History.h
TVNavSDK\include\widget\iCheckBox.h
TVNavSDK\include\widget\Indicator.h
TVNavSDK\include\widget\iPushButton.h
TVNavSDK\include\widget\KeyCodes.h
TVNavSDK\include\widget\Layout.h
TVNavSDK\include\widget\ListBox.h
TVNavSDK\include\widget\Picture.h
TVNavSDK\include\widget\player.h
TVNavSDK\include\widget\ProgressBar.h
TVNavSDK\include\widget\PushButton.h
TVNavSDK\include\widget\RadioButton.h
TVNavSDK\include\widget\SoftKbd.h
TVNavSDK\include\widget\TextArea.h
TVNavSDK\include\widget\TextEdit.h
TVNavSDK\include\widget\TextField.h
TVNavSDK\include\widget\TextLabel.h
TVNavSDK\include\widget\TvPicture.h
TVNavSDK\include\widget\Widget.h
TVNavSDK\include\widget\WidgetErrorBase.h
TVNavSDK\include\win\Point.h
TVNavSDK\include\win\Win.h
TVNavSDK\include\win\WinEvent.h
TVNavSDK\include\win\WinInput.h
TVNavSDK\include\win\WinManConn.h

                                 AMENDMENT N0. 2 TO
                               OEM LICENSE AGREEMENT
                           BETWEEN NETWORK COMPUTER, INC.
                            AND WIND RIVER SYSTEMS, INC.
                              DATED DECEMBER 31, 1997

This Amendment No. 2 ("Amendment No. 2") to the OEM License Agreement dated December 31, 1997 between Network Computer, Inc. a Delaware corporation ("NCI") and Wind River Systems, Inc., a Delaware corporation ("Licensee"), as amended (the "OEM License Agreement"), is made and entered into this 8th day of February, 1999 (the "Amendment 2 Effective Date").

                                       RECITALS

     A. Licensee has been granted a license to certain NCI technology under the terms and subject to the conditions set forth in the OEM License Agreement.

     B. The parties desire to amend the OEM License Agreement as set forth in this Amendment No. 2.

     C. All capitalized terms not defined herein shall have the meanings given them in the OEM License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Section 2.1 of the OEM License Agreement, as amended, is hereby amended by adding the following subsection to the end of said Section:

          "2.1.6   OPTIONAL SOURCE CODE.   NCI may from time to time, but is
          not obligated to, deliver to Licensee additional source code that is not a standard feature in the NCI Products ("Optional Source Code"). OPTIONAL SOURCE CODE SHALL BE PROVIDED "AS-IS" AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, AND NON-INFRINGEMENT, ARE HEREBY DISCLAIMED. Optional Source Code shall be subject to all the terms and restrictions that the NCI Source Code is subject to; except that the terms in sections 5.1, 9, and 10 and Attachments A and B that apply to NCI Source Code shall not be applicable to Optional Source Code. The Optional Source Code shall be provided to Licensee at no additional charge, unless otherwise agreed in writing by the parties."

2. This Amendment No. 2 shall be deemed to be incorporated into the OEM License Agreement and made a part thereof. All references to the OEM License Agreement in any other document shall be deemed to refer to the OEM License Agreement as modified by this Amendment No. 2. Except as modified by this Amendment No. 2, the OEM License Agreement shall remain in full force and effect and shall be enforceable in accordance with its terms. In the event that the terms of this Amendment No. 2 conflict with the terms of the OEM License Agreement, or its exhibits, as amended, the terms of this Amendment No. 2 shall be deemed to govern.

3. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the Amendment 2 Effective Date.


"NCI"                                   "Licensee"

Network Computer, Inc.                  Wind River Systems, Inc.

By:                                     By:
   --------------------------              --------------------------
Print Name:                             Print Name:
           ------------------                      ------------------
Title:                                  Title:
      -----------------------                 -----------------------